UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8268
                 ----------------------------------------------

                                 FIRSTHAND FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                125 SOUTH MARKET
                                   SUITE 1200
                           SAN JOSE, CALIFORNIA 95113
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

 (Name and Address of Agent for Service)                  Copy to:

             Kevin M. Landis                       Kelvin K. Leung, Esq.
   Firsthand Capital Management, Inc.        Firsthand Capital Management, Inc.
      125 South Market, Suite 1200              125 South Market, Suite 1200
       San Jose, California 95113                San Jose, California 95113

                                                  Karen Jacoppo-Wood, Esq.
                                            State Street Bank and Trust Company
                                               One Federal Street, 9th Floor
                                                Boston, Massachusetts 02110

                                                  Steven G. Cravath, Esq.
                                                  Morrison & Foerster LLP
                                                2000 Pennsylvania Avenue, NW
                                                 Washington, DC 20006-1888

Registrant's telephone number, including area code: (408) 294-2200

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

Item 1.  Reports to Shareholders.

                             Firsthand Funds
                             Report to Shareholders

                               [GRAPHIC OMITTED]

                                             Firsthand Technology Value Fund (R)
                                               Firsthand Technology Leaders Fund
                                            Firsthand Technology Innovators Fund
                                                       Firsthand e-Commerce Fund
                                                Firsthand Global Technology Fund

[LOGO]Firsthand(R)                                                 December 2003

--------------------------------------------------------------------------------

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

--------------------------------------------------------------------------------

Contents

  Performance Summary                                                          2
  President's Letter                                                           3
  Performance and Portfolio Discussions
    Firsthand Technology Value Fund(R)                                         6
    Firsthand Technology Leaders Fund                                          8
    Firsthand Technology Innovators Fund                                      10
    Firsthand e-Commerce Fund                                                 12
    Firsthand Global Technology Fund                                          14
  Financial Statements
    Portfolio of Investments
      Firsthand Technology Value Fund                                         17
      Firsthand Technology Leaders Fund                                       22
      Firsthand Technology Innovators Fund                                    24
      Firsthand e-Commerce Fund                                               28
      Firsthand Global Technology Fund                                        30
    Statements of Assets and Liabilities                                      32
    Statements of Operations                                                  34
    Statements of Changes in Net Assets                                       36
    Financial Highlights
      Firsthand Technology Value Fund                                         41
      Firsthand Technology Leaders Fund                                       42
      Firsthand Technology Innovators Fund                                    43
      Firsthand e-Commerce Fund                                               44
      Firsthand Global Technology Fund                                        45
    Notes to Financial Statements                                             46
    Additional Information                                                    61

Performance Summary

Period Returns (average annual total returns as of 12/31/03)

                                                Q4 '03     1-YEAR    3-YEAR    5-YEAR
FUND                                            TOTAL*
-------------------------------------------------------------------------------------
Firsthand Technology Value Fund(R)               9.28%     74.52%   -24.60%     2.30%
Firsthand Technology Leaders Fund               15.02%     61.78%   -20.15%    -0.52%
Firsthand Technology Innovators Fund             6.35%     55.80%   -20.64%    -0.63%
Firsthand e-Commerce Fund                       11.27%     47.12%   -22.72%       o
Firsthand Global Technology Fund                17.60%     90.50%   -19.23%       o
Nasdaq                                          12.30%     50.77%    -6.35%    -1.45%
DJIA                                            13.40%     28.29%      1.02%    4.56%
S&P 500                                         12.18%     28.68%    -4.04%    -0.57%

*     Not annualized.

Returns Since Inception (average annual total returns as of 12/31/03)

                                               AVERAGE ANNUAL
FUND (INCEPTION DATE)                           TOTAL RETURN    NASDAQ       DJIA      S&P 500
----------------------------------------------------------------------------------------------
Firsthand Technology Value Fund(R)(5/20/94**)       17.67%      11.50%      13.47%      11.66%
Firsthand Technology Leaders Fund (12/10/97)         9.65%       3.90%       6.34%       3.67%
Firsthand Technology Innovators Fund (5/20/98)       8.12%       1.81%       4.51%       1.49%
Firsthand e-Commerce Fund (9/30/99)                -24.17%      -6.84%       2.19%      -1.88%
Firsthand Global Technology Fund (9/29/00)         -21.07%     -16.67%       1.45%      -6.11%

** Firsthand Technology Value Fund commenced operations on May 20, 1994; the SEC effective date for Firsthand Technology Value Fund is December 15, 1994. Firsthand Technology Value Fund's average annual total return since effective date is 16.76%.

      Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current and future performance may be lower or higher than the performance quoted. Performance information does not reflect the impact of taxes. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com. Each Fund may invest in small-capitalization companies and Initial Public Offerings ("IPOs").
      These investments may be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which may be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund's portfolio may change at any time. The performance charts on the following pages assume an initial investment of $10,000 and reinvestment of dividends and capital gains and include all fund expenses. The hypothetical charts do not reflect the effect of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Dow Jones Industrial Average (DJIA) is a group of 30 stocks tracked by the Dow Jones Company. The Nasdaq Composite Index (Nasdaq) is a capitalization-weighted index of all common stocks listed with Nasdaq. The Standard & Poor's 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The Lipper Science and Technology Fund Index includes the largest 30 mutual funds in the group, which, by prospectus or portfolio practice, invest at least 80% of their equity portfolios in science and technology stocks.

[LOGO]Firsthand(R)

[PHOTO]

DEAR FELLOW SHAREHOLDERS,

What a difference a year makes. Twelve months ago, we were wondering if the recession was really over, preparing for a war in Iraq, and looking at Nasdaq 1335. Now, for the first time in several years, I am pleased to report that more things went right this past year than wrong. As a result, we enjoyed a healthy rally in the stock market, punctuated on December 29 by the Nasdaq Composite Index closing above 2000 points for the first time in two years.

WHAT WENT RIGHT

Several factors contributed to the stock market recovery in 2003. Foremost, we believe, was progress in the war with Iraq. The markets were soft in the first quarter as tensions escalated but rebounded sharply as major hostilities concluded early in the second quarter.

It was also a good year for the economy, as the recovery gathered strength with each passing month. Most economic indicators are now positive, though job creation is lagging (per conventional economic wisdom). U.S. GDP growth surpassed 8% (annualized) in the third quarter, marking the sharpest quarterly uptick in 20 years.

Consumer spending increased as well. As we have mentioned before, U.S. consumers were responsible for keeping the economy out of a deeper recession in 2002. This trend continued in 2003, as low interest rates, tax refunds, and retail incentives encouraged consumers to keep spending. Many technology companies were major beneficiaries of this spending, with sales of DVD players, digital cameras, MP3 players, flat-panel TVs, cell phones, and even personal computers reaching record levels.

Company fundamentals also improved, particularly in the technology sector. With the exception of companies dependent upon a few weak markets, technology companies generally experienced increasing sales and profitability in 2003. The rebound in PC sales was perhaps the biggest surprise of 2003, but we are also seeing other signs that corporate IT spending will soon return to healthier levels.

Additionally, although the telecom industry is struggling, wireless technologies are hot once again, driven by a replacement cycle in cell phone handsets and the rapid adoption of Wi-Fi wireless networking technology.

Finally, 2003 saw a sharp swing in investor sentiment. In 2002, putting new money into the stock market--especially technology stocks--seemed to be the last thing investors wanted to do. As Iraq tensions eased and the economy showed signs of recovery, investors came back into the market. In fact, U.S. equity mutual funds enjoyed one of the best years in history in terms of fund sales.


                                                          2003 Annual Report | 3

WHAT DIDN'T GO SO RIGHT

The telecom industry remained in a funk in 2003. While there were pockets of opportunity within the industry--notably wireless--the dramatic overbuilding of the late 1990s took its toll in terms of weak sales. We have witnessed tremendous consolidation among industry suppliers, and some of the survivors will emerge from the downturn in a much stronger market position.

Corporate IT budgets were still very tight in 2003, but we believe there is hope for a rebound in the coming year. Some companies, including Intel, Cisco, and Siebel, indicated that they were seeing signs of increased corporate IT spending near the end of the year. While there is reason for optimism here, it is too early to change our cautious outlook.

I would be remiss if I did not address what has become known as the "mutual fund scandal." Although the industry events of late 2003 had no direct impact on our investments or our shareholders, they certainly gave the mutual fund industry a pretty big black eye. It is disheartening to see how a small minority of fund companies have given a bad name to the industry and I am proud to say that Firsthand has, for many years now, had procedures in place to deter market timing and to prevent other unethical conduct.

THE LONG ROAD

This past year brought welcome relief to long-term investors and showed just how great an impact a change in investor sentiment can have. We are encouraged by our success in 2003, but we have not forgotten that we are a long way from recapturing the market peak of early 2000. We appreciate the confidence and investment discipline you have shown over the past few years, and we thank you for the opportunity to be your technology investing partner.

Best wishes for a great 2004.


                                /s/ Kevin Landis

                                           Kevin Landis
                                           President and Chief Executive Officer

[LOGO]Firsthand(R)

                      PERFORMANCE AND PORTFOLIO DISCUSSIONS

                       Firsthand Technology Value Fund(R)

                        Firsthand Technology Leaders Fund

                      Firsthand Technology Innovators Fund

                            Firsthand e-Commerce Fund

                        Firsthand Global Technology Fund


                                                          2003 Annual Report | 5

Firsthand Technology Value Fund

Performance and Portfolio Discussion
--------------------------------------------------------------------------------

How did the Fund perform in 2003?

In 2003, Firsthand Technology Value Fund (TVFQX) posted a 74.52% gain, versus a 50.77% increase for the Nasdaq Composite Index and a 51.32% gain for the Lipper Science and Technology Fund Index. For the six months ended December 31, 2003, Firsthand Technology Value Fund rose 33.15% as compared with 23.77% and 23.54% gains for the Nasdaq and the Lipper peer group benchmarks, respectively.

Which industries had the greatest impact on the Fund's performance?

The portfolio's exposure to the semiconductor and telecom industries contributed most to the Fund's superior performance versus its benchmarks in 2003. With sizeable exposure to the semiconductor industry, the Fund capitalized on the industry's sharp recovery. The Fund also benefitted from its exposure to the consumer electronics market, which has remained strong over the past three years.

Which  individual   holdings  were  the  largest   contributors  to  the  Fund's
performance?

Within the  consumer  electronics  market,  removable  flash  memory--a  form of portable storage used to store digital pictures and data--was a leading contributor to Fund performance in 2003. Our holdings in flash memory manufacturers SanDisk (SNDK) and Lexar Media (LEXR) produced outstanding results thanks, in large part, to the increasing popularity of digital photography.

While the much-maligned telecom industry is still struggling in the U.S., it is experiencing significant growth in Asia. Shares of telecom equipment supplier UTStarcom (UTSI) rose as the company enjoyed growing acceptance of its wireless local loop technology in China.

UTStarcom's Personal Access System phones have helped accelerate the rollout of phone service to areas with no existing infrastructure. UTStarcom is aggressively expanding beyond China into other emerging markets, including India, Vietnam, and Taiwan.

Another company with fortunes tied to the health of the telecom industry is software maker Comverse Technology (CMVT), which supplies enhanced phone service products such as voice-controlled dialing and instant messaging to service providers. Comverse's stock rose dramatically as carriers began offering these services to customers. Handset maker Motorola (MOT) rose in response to a robust forecast for cell phone sales in 2003. However, we closed our stake in Motorola toward the end of the year, concerned that delays in rolling out a new line of camera phones could cause the company to lose market share.

Regarding the Fund's venture capital investments, we are pleased to report that Radia Communications was acquired in July 2003 by Texas Instruments (TXN) at a healthy multiple to our initial investment. Radia specializes in the development of radio frequency chips for 802.11 wireless local area networking and should help Texas Instruments extend its reach in the rapidly growing Wi-Fi networking market.

Which holdings were the greatest detractors from the Fund's performance?

Investors soured on Microtune (TUNE) and Riverstone Networks (RSTN) after they were targeted by the SEC for potential accounting irregularities. Troubled disk-drive manufacturer Read-Rite (RDRT) filed for bankruptcy and sold its remaining assets to Western Digital (WDC).

[LOGO]Firsthand(R)

Fund Performance and Holding Information (as of December 31, 2003)
--------------------------------------------------------------------------------

 Firsthand Technology Value Fund vs. Market Indices

                                             TVFQX    NASDAQ     DJIA    S&P 500
--------------------------------------------------------------------------------
Since Inception(a)                          17.67%    11.50%    13.47%    11.66%
Since Effectiveness(a)                      16.76%    12.21%    14.17%    12.26%
 5-Year                                      2.30%    -1.45%     4.56%    -0.57%
 3-Year                                    -24.60%    -6.35%     1.02%    -4.04%
 1-Year                                     74.52%    50.77%    28.29%    28.68%
Q4 '03 Total Return(b)                       9.28%    12.30%    13.40%    12.18%

(a) Firsthand Technology Value Fund commenced operations on May 1994; the SEC effective date for Firsthand 20, Technology Value Fund is December 15, 1994.
(b)   Not annualized.

Growth of a Hypothetical $10,000 Investment

 [The following table was depicted as a mountain chart in the printed material]

                                                      INCEPTON DATE MAY 20, 1994
                                                 SEC EFFECTIVE DATE DEC 15, 1994

                      TVFQX           NASDAQ             DJIA        S&P 500
                      -----           ------             ----        -------
   5/31/1994          10040            10108            10004          10013
   6/30/1994           9190             9706             9666           9768
   7/30/1994           9430             9929            10045          10088
   8/30/1994          10510            10527            10489          10502
   9/30/1994          11200            10510            10320          10246
  10/30/1994          12170            10690            10504          10475
  11/30/1994          11830            10316            10094          10094
  12/30/1994          12530            10339            10372          10244
   1/30/1995          12412            10386            10407          10509
   2/28/1995          13215            10926            10905          10919
   3/30/1995          13333            11260            11325          11241
   4/30/1995          14436            11634            11778          11572
   5/30/1995          14543            11930            12217          12034
   6/30/1995          15742            12890            12487          12314
   7/30/1995          17980            13832            12913          12722
   8/30/1995          19212            14103            12691          12754
   9/30/1995          20679            14435            13206          13293
  10/30/1995          20047            14335            13122          13245
  11/30/1995          20294            14663            14053          13827
  12/30/1995          20194            14577            14194          14093
   1/30/1996          20063            14687            14976          14573
   2/29/1996          21454            15255            15274          14708
   3/30/1996          21585            15273            15581          14849
   4/30/1996          26984            16513            15539          15068
   5/30/1996          30751            17251            15801          15457
   6/30/1996          27970            16444            15855          15516
   7/30/1996          26316            14997            15519          14830
   8/30/1996          27400            15845            15817          15143
   9/30/1996          30291            17035            16594          15996
  10/30/1996          29251            16962            17023          16437
  11/30/1996          32786            17952            18470          17679
  12/30/1996          32422            17934            18293          17329
   1/30/1997          34915            19170            19337          18411
   2/28/1997          31886            18189            19579          18556
   3/30/1997          29438            16980            18771          17793
   4/30/1997          31039            17532            19998          18856
   5/30/1997          38053            19484            20972          20004
   6/30/1997          38713            20075            21974          20900
   7/30/1997          43857            22195            23565          22563
   8/30/1997          42281            22110            21898          21299
   9/30/1997          42466            23487            22855          22465
  10/30/1997          38142            22211            21418          21715
  11/30/1997          37311            22316            22576          22720
  12/30/1997          34519            21907            22854          23110
   1/30/1998          35791            22591            22857          23366
   2/28/1998          39036            24700            24769          25051
   3/31/1998          39897            25609            25538          26334
   4/30/1998          42666            26074            26314          26599
   5/31/1998          36995            24832            25902          26142
   6/30/1998          37802            26459            26085          27204
   7/31/1998          35020            26154            25897          26914
   8/31/1998          26385            20949            22037          23023
   9/30/1998          26583            23678            22959          24498
  10/31/1998          33020            24768            25166          26490
  11/30/1998          38199            27268            26771          28096
  12/31/1998          42703            30681            26997          29715
   1/31/1999          49007            35067            27528          30958
   2/28/1999          43577            32027            27441          29995
   3/31/1999          48398            34468            28895          31196
   4/30/1999          56094            35616            31868          32404
   5/31/1999          61961            34612            31262          31638
   6/30/1999          71246            37645            32517          33393
   7/31/1999          75379            36985            31599          32350
   8/31/1999          80703            38408            32190          32189
   9/30/1999          81114            38513            30766          31307
  10/31/1999          86650            41609            31952          33288
  11/30/1999          98756            46806            32454          33966
  12/31/1999         124009            57105            34341          35966
   1/31/2000         132435            55300            32694          34159
   2/29/2000         185904            65923            30323          33513
   3/31/2000         174547            64194            32743          36791
   4/30/2000         155409            54202            32196          35685
   5/31/2000         137969            47755            31628          34952
   6/30/2000         156724            55700            31440          35814
   7/31/2000         144926            52908            31683          35254
   8/31/2000         179874            59089            33846          37444
   9/30/2000         168229            51603            32183          35467
  10/31/2000         149173            47348            33171          35317
  11/30/2000         104486            36512            31564          32533
  12/31/2000         111642            34731            32719          32692
   1/31/2001         127277            38984            33054          33852
   2/28/2001          78553            30261            31936          30765
   3/31/2001          64960            25889            30087          28816
   4/30/2001          78779            29776            32724          31055
   5/31/2001          74888            29704            33345          31263
   6/30/2001          73687            30418            32112          30503
   7/31/2001          67183            28534            32210          30202
   8/31/2001          59749            25421            30538          28312
   9/30/2001          44218            21110            27179          26026
  10/31/2001          53050            23810            27911          26522
  11/30/2001          61791            27203            30383          28557
  12/31/2001          62525            27492            30939          28807
   1/31/2002          60175            27269            30659          28387
   2/28/2002          47306            24419            31305          27839
   3/31/2002          52763            26035            32256          28887
   4/30/2002          44048            23823            30867          27135
   5/31/2002          41001            22807            30890          26935
   6/30/2002          33983            20662            28800          25017
   7/31/2002          27859            18761            27256          23066
   8/31/2002          27450            18578            27094          23218
   9/30/2002          22388            16568            23775          20694
  10/31/2002          25389            18802            26353          22516
  11/30/2002          33225            20916            27999          23841
  12/31/2002          27420            18899            26294          22441
   1/31/2003          26010            18696            25419          21853
   2/28/2003          25586            18947            24980          21525
   3/31/2003          25859            19008            25337          21734
   4/30/2003          29072            20758            26922          23524
   5/31/2003          35650            22631            28192          24764
   6/30/2003          35938            23021            28662          25079
   7/31/2003          41653            24619            29499          25522
   8/31/2003          45109            25699            30154          26019
   9/30/2003          43790            25374            29746          25743
  10/31/2003          48883            27459            31493          27199
  11/30/2003          50065            27868            31518          27438
  12/31/2003          47852            28494            33731          28878

Holdings by Industry(c)

                          % of Net Assets

Semiconductors                      30.9%
------------------------------------------
Software                            18.7%
------------------------------------------
Communications Equipment            12.6%
------------------------------------------
Networking                          11.0%
------------------------------------------
Defense & Aerospace                  8.0%
------------------------------------------
Services                             5.5%
------------------------------------------
Photonics                            3.8%
------------------------------------------
Peripherals                          3.2%
------------------------------------------
Communications                       2.7%
------------------------------------------
Other Electronics                    0.8%
------------------------------------------
Semiconductor Equipment              0.8%
------------------------------------------
Intellectual Property                0.7%
------------------------------------------
Media                                0.0%*
------------------------------------------
Net Cash                             1.3%
------------------------------------------

(c)   Based on percentage of net assets as of December 31, 2003.

*     Represents less than 0.05% of the holdings of the Fund by industry.

Top 10 Holdings(d)

                          % of Net Assets

Cisco Systems, Inc.                  8.8%
------------------------------------------
SanDisk Corp.                        8.5%
------------------------------------------
Comverse Technology, Inc.            4.2%
------------------------------------------
Lexar Media, Inc.                    4.0%
------------------------------------------
Corning, Inc.                        3.6%
------------------------------------------
Raytheon Co.                         3.3%
------------------------------------------
UTStarcom, Inc.                      3.3%
------------------------------------------
Wind River Systems, Inc.             3.0%
------------------------------------------
Zoran Corp.                          2.9%
------------------------------------------
PMC-Sierra, Inc.                     2.9%
------------------------------------------

(d) Top 10 stock holdings total 44.5% of net assets. These holdings are current as of December 31, 2003, and may not be representative of current or future investments.


                                                          2003 Annual Report | 7

Firsthand Technology Leaders Fund

Performance and Portfolio Discussion
--------------------------------------------------------------------------------

How did the Fund perform in 2003?

In 2003, Firsthand Technology Leaders Fund (TLFQX) posted a 61.78% gain, versus a 50.77% increase for the Nasdaq Composite Index and a 51.32% gain for the Lipper Science and Technology Fund Index. For the six months ended December 31, 2003, Firsthand Technology Leaders Fund rose 28.58% as compared with 23.77% and 23.54% gains for the Nasdaq and the Lipper peer group benchmarks, respectively.

Which industries had the greatest impact on the Fund's performance?

The portfolio's exposure to the semiconductor and software industries helped the Fund top its benchmarks in 2003. The software industry experienced the beginning of a turnaround in 2003 as the combination of an economic recovery and pent-up demand led businesses to gradually step up purchases after a long freeze on technology spending.

Which  individual   holdings  were  the  largest   contributors  to  the  Fund's
performance?

For the period, the Fund's top contributor within the semiconductor industry was flash memory supplier SanDisk (SNDK). Flash memory cards store data in products such as digital cameras, MP3 players, and cell phones. SanDisk enjoyed a banner year as demand for this type of removable storage rose along with increasing sales of consumer electronics. Intel (INTC) was also a top performer, as sales of personal computers grew briskly, helping shares of the chip giant double in 2003.

Texas Instruments (TXN) is another company whose business is highly dependent upon growth in consumer electronics. The company's products include digital signal processor (DSP) chips, which are highly specialized data-processing devices. Key applications for these chips include cell phones, digital cameras, PCs, and digital televisions. Increasing sales in all these product categories contributed to Texas Instruments' success in 2003. Other semiconductor firms that boosted Fund performance were chip foundry Taiwan Semiconductor Manufacturing Co. (TSM), as well as Altera (ALTR) and Xilinx (XLNX), makers of programmable logic devices.

Among our software holdings, SAP AG (SAP) and Electronic Arts (ERTS) led the pack. SAP, a leading provider of business application software, rallied as an improving economy resulted in an uptick in corporate spending on enterprise software. Electronic Arts, the video game industry's leading game developer, offers a diverse lineup of games that appeals to gamers of all ages. With nearly 50% of U.S. households already having at least one type of game console, we believe future growth in the industry will be driven by the sale of games. It was this type of growth in demand that helped Electronic Arts achieve record results in 2003.

Which holdings were the greatest detractors from the Fund's performance?

Due to extremely favorable market conditions, there were only a few Fund holdings that detracted from performance on an absolute basis. One of the Fund's larger losses was in InterActiveCorp (IACI), the online commerce conglomerate. InterActiveCorp has managed to accumulate some of the top Internet properties such as Hotwire.com, Expedia, Home Shopping Network, and LendingTree. Since the Fund started purchasing shares mid-year, however, InterActiveCorp's stock price has fallen, resulting in an unrealized loss for the Fund. The Fund also realized a small loss after closing its position in communications giant AT&T (T) during Q1.

[LOGO]Firsthand(R)

Fund Performance and Holding Information (as of December 31, 2003)
--------------------------------------------------------------------------------

Firsthand Technology Leaders Fund vs. Market Indices

                                         TLFQX      NASDAQ      DJIA     S&P 500
--------------------------------------------------------------------------------
Since Inception(a)                        9.65%      3.90%      6.34%      3.67%
 5-Year                                  -0.52%     -1.45%      4.56%     -0.57%
 3-Year                                 -20.15%     -6.35%      1.02%     -4.04%
 1-Year                                  61.78%     50.77%     28.29%     28.68%
Q4 '03 Total Return(b)                   15.02%     12.30%     13.40%     12.18%

(a)   Firsthand  Technology  Leaders Fund  commenced  operations on December 10,
      1997.
(b)   Not annualized.

Growth of a Hypothetical $10,000 Investment

 [The following table was depicted as a mountain chart in the printed material]

                                                      INCEPTON DATE DEC 10, 1997

                          TLFQX         NASDAQ         DJIA        S&P 500
                          -----         ------         ----        -------
    11/30/1997            10000          10000        10000          10000
    12/30/1997            10070           9695         9836           9955
     1/30/1998            11070           9997         9837          10065
     2/28/1998            12150          10930        10660          10791
     3/31/1998            12190          11333        10991          11344
     4/30/1998            13151          11538        11326          11458
     5/31/1998            12141          10989        11148          11261
     6/30/1998            12922          11709        11227          11718
     7/31/1998            13685          11574        11146          11594
     8/31/1998            10822           9270         9484           9918
     9/30/1998            11291          10478         9881          10553
    10/31/1998            13861          10961        10831          11411
    11/30/1998            15811          12067        11522          12103
    12/31/1998            17942          13577        11619          12800
     1/31/1999            20772          15518        11848          13336
     2/28/1999            18772          14173        11811          12921
     3/31/1999            21832          15253        12436          13438
     4/30/1999            22702          15761        13716          13959
     5/31/1999            22072          15317        13455          13629
     6/30/1999            26372          16659        13995          14385
     7/31/1999            26702          16367        13600          13936
     8/31/1999            28823          16996        13855          13866
     9/30/1999            29431          17043        13242          13486
    10/31/1999            32038          18413        13752          14339
    11/30/1999            36849          20713        13968          14632
    12/31/1999            45316          25271        14780          15493
     1/31/2000            43683          24472        14071          14715
     2/29/2000            58196          29173        13051          14436
     3/31/2000            58947          28408        14092          15849
     4/30/2000            56218          23986        13857          15372
     5/31/2000            48034          21133        13612          15056
     6/30/2000            54200          24649        13532          15428
     7/31/2000            49604          23413        13636          15186
     8/31/2000            58670          26148        14567          16130
     9/30/2000            51987          22836        13852          15278
    10/31/2000            45090          20953        14276          15214
    11/30/2000            34898          16157        13585          14014
    12/31/2000            34333          15369        14082          14083
     1/31/2001            38574          17251        14226          14582
     2/28/2001            25577          13391        13745          13253
     3/31/2001            22067          11457        12949          12413
     4/30/2001            27464          13177        14084          13378
     5/31/2001            25273          13145        14351          13467
     6/30/2001            24157          13461        13821          13140
     7/31/2001            22057          12627        13863          13010
     8/31/2001            19013          11249        13144          12196
     9/30/2001            14163           9342        11698          11211
    10/31/2001            16192          10536        12013          11425
    11/30/2001            19358          12038        13077          12301
    12/31/2001            19135          12166        13316          12409
     1/31/2002            19652          12067        13196          12228
     2/28/2002            16994          10806        13473          11992
     3/31/2002            18729          11521        13883          12443
     4/30/2002            15969          10542        13285          11689
     5/31/2002            14904          10093        13295          11603
     6/30/2002            12794           9144        12395          10776
     7/31/2002            10917           8302        11731           9936
     8/31/2002            10562           8221        11661          10001
     9/30/2002             8898           7332        10233           8914
    10/31/2002            10460           8320        11342           9699
    11/30/2002            12611           9256        12051          10270
    12/31/2002            10805           8363        11317           9667
     1/31/2003            10704           8273        10940           9413
     2/28/2003            10714           8384        10751           9272
     3/31/2003            10947           8411        10905           9362
     4/30/2003            12226           9186        11587          10133
     5/31/2003            13626          10015        12134          10667
     6/30/2003            13595          10188        12336          10803
     7/31/2003            14539          10895        12696          10994
     8/31/2003            15939          11372        12978          11208
     9/30/2003            15198          11229        12802          11089
    10/31/2003            16964          12151        13554          11717
    11/30/2003            17430          12332        13565          11820
    12/31/2003            17481          12609        14518          12440

Holdings by Industry(c)

                          % of Net Assets

Software                            31.4%
------------------------------------------
Semiconductors                      22.5%
------------------------------------------
Internet                             8.5%
------------------------------------------
Semiconductor Equipment              6.8%
------------------------------------------
Networking                           6.7%
------------------------------------------
Services                             6.1%
------------------------------------------
Communications Equipment             3.5%
------------------------------------------
Other Electronics                    3.4%
------------------------------------------
Defense & Aerospace                  3.0%
------------------------------------------
Communications                       2.1%
------------------------------------------
Media                                2.0%
------------------------------------------
Peripherals                          1.9%
------------------------------------------
Photonics                            1.8%
------------------------------------------
Net Cash                             0.3%
------------------------------------------

(c)   Based on percentage of net assets as of December 31, 2003.

Top 10 Holdings(d)

                          % of Net Assets

Cisco Systems, Inc.                  6.7%
------------------------------------------
SAP AG - ADR                         5.5%
------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. - ADR            4.3%
------------------------------------------
Electronic Arts, Inc.                4.2%
------------------------------------------
Time Warner, Inc.                    3.9%
------------------------------------------
SanDisk Corp.                        3.8%
------------------------------------------
Flextronics International Ltd.       3.8%
------------------------------------------
Altera Corp.                         3.5%
------------------------------------------
Intel Corp.                          3.5%
------------------------------------------
Texas Instruments, Inc.              3.5%
------------------------------------------

(d) Top 10 stock holdings total 42.7% of net assets. These holdings are current as of December 31, 2003, and may not be representative of current or future investments.


                                                          2003 Annual Report | 9

Firsthand Technology Innovators Fund

Performance and Portfolio Discussion
--------------------------------------------------------------------------------

How did the Fund perform in 2003?

In 2003, Firsthand Technology Innovators Fund (TIFQX) posted a 55.80% gain, versus a 50.77% increase for the Nasdaq Composite Index and a 51.32% gain for the Lipper Science and Technology Fund Index. For the six months ended December 31, 2003, Firsthand Technology Innovators Fund rose 24.30% as compared with 23.77% and 23.54% gains for the Nasdaq and the Lipper peer group benchmarks, respectively.

Which industries had the greatest impact on the Fund's performance?

Over the past 12 months, the Fund was able to outperform its benchmarks due to its exposure to the semiconductor, telecom, and software industries. The semiconductor industry benefitted from booming sales of consumer electronic devices and renewed strong demand for personal computers. In anticipation of this, we positioned the Fund heavily in semiconductor companies that had considerable exposure to the consumer market.

Which  individual   holdings  were  the  largest   contributors  to  the  Fund's
performance?

Within the area of consumer electronics, digital photography played a large part in the Fund's success in 2003. Chip manufacturer OmniVision Technologies' (OVTI) camera chip helped revitalize the cell phone industry as handset manufacturers began integrating them into their products, creating the heretofore unheard of "camera phone." Demand for these phones is on the rise, and as a result, OmniVision saw its stock price quadruple in 2003.

SanDisk (SNDK) and Lexar Media (LEXR) have also capitalized on the digital photography trend by providing consumers with the digital equivalent of film: removable flash memory. These memory cards can be reused to store pictures and have rapidly become the primary form of portable storage for various electronic devices, including PDAs, digital camcorders, and MP3 players. These two companies are leading manufacturers of removable flash cards and both contributed considerably to Fund performance in 2003.

After several lean years for the PC industry, we began to see signs that a PC replacement cycle was starting to emerge. Rather than owning mature, slow-growth PC makers, we invested in component suppliers like graphics-chip company ATI Technologies (ATYT) and disk-drive equipment manufacturer Intevac (IVAC). The stock prices for these companies increased as they benefitted from an uptick in PC sales. Other stocks that boosted Fund performance included wireless communications equipment supplier SpectraLink (SLNK), electronic design automation firm Magma Design Automation (LAVA), and NetScreen Technologies
(NSCN), a provider of firewalls and virtual private networks.

Which holdings were the greatest detractors from the Fund's performance?

The Fund's biggest money-loser during the period was billing and customer relationship management company Portal Software (PRSF), which suffered after missing its Q3 revenue target by a significant margin. Earlier in the year, we closed out our positions in Virage Logic (VIRL) and Nassda (NSDA) with losses after both companies lowered their revenue and earnings forecasts for 2003. A number of factors led us to sell and realize a loss in chipmaker Genesis
Microchip (GNSS), including the abrupt resignation of its CEO and the termination of the company's proposed merger with rival Pixelworks.

[LOGO]Firsthand(R)

Fund Performance and Holding Information (as of December 31, 2003)
--------------------------------------------------------------------------------

Firsthand Technology Innovators Fund vs. Market Indices

                                            TIFQX     NASDAQ     DJIA    S&P 500
--------------------------------------------------------------------------------
Since Inception(a)                           8.12%     1.81%     4.51%     1.49%
 5-Year                                     -0.63%    -1.45%     4.56%    -0.57%
 3-Year                                    -20.64%    -6.35%     1.02%    -4.04%
 1-Year                                     55.80%    50.77%    28.29%    28.68%
Q4 '03 Total Return(b)                       6.35%    12.30%    13.40%    12.18%

(a)   Firsthand Technology Innovators Fund commenced operations on May 20, 1998.
(b)   Not annualized.

Growth of a Hypothetical $10,000 Investment

 [The following table was depicted as a mountain chart in the printed material]

                                                      INCEPTON DATE MAY 20, 1998

                          TIFQX         NASDAQ         DJIA         S&P 500
                          -----         ------         ----         -------
    4/30/1998             10000          10000        10000           10000
    5/31/1998             10160           9637         9837            9836
    6/30/1998             11030          10269         9907           10235
    7/31/1998             11057          10150         9836           10126
    8/31/1998              8503           8130         8369            8662
    9/30/1998              8110           9189         8720            9217
   10/31/1998             10930           9613         9558            9967
   11/30/1998             13420          10582        10168           10571
   12/31/1998             16010          11907        10253           11180
    1/31/1999             18350          13609        10455           11648
    2/28/1999             16570          12429        10422           11286
    3/31/1999             20451          13377        10974           11737
    4/30/1999             21511          13822        12103           12192
    5/31/1999             22271          13433        11873           11904
    6/30/1999             28041          14610        12350           12564
    7/31/1999             28231          14354        12001           12172
    8/31/1999             31041          14906        12226           12111
    9/30/1999             32307          14947        11685           11779
   10/31/1999             34339          16148        12135           12525
   11/30/1999             39545          18165        12326           12780
   12/31/1999             50006          22162        13043           13532
    1/31/2000             53025          21462        12417           12853
    2/29/2000             79386          25584        11517           12609
    3/31/2000             67310          24913        12436           13843
    4/30/2000             57736          21035        12228           13426
    5/31/2000             48264          18533        12012           13151
    6/30/2000             63085          21617        11941           13475
    7/31/2000             55405          20533        12033           13264
    8/31/2000             64289          22932        12855           14088
    9/30/2000             56367          20027        12223           13345
   10/31/2000             45578          18375        12598           13288
   11/30/2000             28427          14170        11988           12240
   12/31/2000             31031          13479        12427           12301
    1/31/2001             36438          15129        12554           12737
    2/28/2001             22955          11744        12129           11575
    3/31/2001             18273          10047        11427           10842
    4/30/2001             20862          11556        12428           11685
    5/31/2001             21546          11528        12664           11763
    6/30/2001             22592          11805        12196           11477
    7/31/2001             21600          11074        12233           11364
    8/31/2001             19225           9866        11598           10652
    9/30/2001             14127           8193        10323            9792
   10/31/2001             17347           9240        10601            9979
   11/30/2001             20446          10557        11539           10745
   12/31/2001             22002          10670        11751           10839
    1/31/2002             20178          10583        11644           10681
    2/28/2002             15241           9477        11890           10475
    3/31/2002             17213          10104        12251           10869
    4/30/2002             15147           9246        11723           10210
    5/31/2002             13443           8851        11732           10134
    6/30/2002             11430           8019        10938            9413
    7/31/2002              9820           7281        10352            8679
    8/31/2002              9391           7210        10290            8736
    9/30/2002              7741           6430         9030            7786
   10/31/2002              8747           7297        10009            8472
   11/30/2002             11833           8117        10634            8970
   12/31/2002              9955           7334         9986            8443
    1/31/2003              9753           7256         9654            8222
    2/28/2003              8828           7353         9487            8099
    3/31/2003              8855           7377         9623            8177
    4/30/2003             10317           8056        10225            8851
    5/31/2003             12477           8783        10707            9317
    6/30/2003             12477           8934        10886            9436
    7/31/2003             14248           9555        11204            9603
    8/31/2003             15039           9973        11452            9790
    9/30/2003             14583           9848        11297            9686
   10/31/2003             15884          10657        11961           10234
   11/30/2003             16166          10815        11971           10324
   12/31/2003             15509          11058        12811           10865

Holdings by Industry(c)

                          % of Net Assets

Semiconductors                      34.9%
------------------------------------------
Software                            11.0%
------------------------------------------
Services                             8.5%
------------------------------------------
Other Electronics                    8.1%
------------------------------------------
Communications Equipment             7.5%
------------------------------------------
Photonics                            7.0%
------------------------------------------
Intellectual Property                4.5%
------------------------------------------
Electronic Design Automation         4.4%
------------------------------------------
Defense & Aerospace                  2.9%
------------------------------------------
Networking                           2.4%
------------------------------------------
Peripherals                          2.3%
------------------------------------------
Internet                             1.5%
------------------------------------------
Net Cash                             5.0%
------------------------------------------

(c)   Based on percentage of net assets as of December 31, 2003.

Top 10 Holdings(d)

                          % of Net Assets

Aeroflex, Inc.                       5.5%
------------------------------------------
ATI Technologies, Inc.               4.9%
------------------------------------------
PDF Solutions, Inc.                  4.4%
------------------------------------------
Kopin Corp.                          4.0%
------------------------------------------
Zoran Corp.                          3.7%
------------------------------------------
NetScreen Technologies, Inc.         3.2%
------------------------------------------
OmniVision Technologies, Inc.        3.2%
------------------------------------------
Lexar Media, Inc.                    3.2%
------------------------------------------
TeleCommunication
  Systems, Inc. - A                  2.8%
------------------------------------------
Avici Systems, Inc.                  2.7%
------------------------------------------

(d) Top 10 stock holdings total 37.6% of net assets. These holdings are current as of December 31, 2003, and may not be representative of current or future investments.


                                                         2003 Annual Report | 11

Firsthand e-Commerce Fund

Performance and Portfolio Discussion
--------------------------------------------------------------------------------

How did the Fund perform in 2003?

In 2003, Firsthand e-Commerce Fund (TEFQX) posted a 47.12% gain, versus a 50.77% increase for the Nasdaq Composite Index and a 51.32% gain for the Lipper Science and Technology Fund Index. For the six months ended December 31, 2003, Firsthand e-Commerce Fund rose 20.95% as compared with 23.77% and 23.54% gains for the Nasdaq and the Lipper peer group benchmarks, respectively.

Which industries had the greatest impact on the Fund's performance?

The portfolio's exposure to the software and Internet industries drove Fund performance in 2003. However, technology sector funds that were more diversified among different industries within the technology sector and funds that had considerably more exposure to Internet stocks fared better than Firsthand e-Commerce Fund in 2003. Nonetheless, there were several bright spots in the Fund's portfolio.

Which  individual   holdings  were  the  largest   contributors  to  the  Fund's
performance?

Over the past 12 months, Internet stocks outperformed the broader market by a substantial margin, and our holdings in eBay (EBAY), Amazon.com (AMZN), and Yahoo! (YHOO) contributed strongly to the Fund's performance. Solid growth in online sales during the holiday shopping season drove strong earnings growth for many online retailers. The Fund's Internet weighting has grown from 14.0% at the beginning of the year to 22.8% at year end. We increased our Internet exposure by adding shares of online DVD rental company Netflix (NFLX) and e-commerce conglomerate InterActiveCorp (IACI), the parent company of popular Internet sites such as Expedia, LendingTree, Ticketmaster, and Hotwire.

Network security stocks also did well in 2003, despite tight corporate IT budgets. This difficult environment appeared to favor small projects that could be easily implemented and offered a quick return on investment. This benefitted companies such as anti-virus software maker Symantec (SYMC), firewall and virtual private network supplier NetScreen Technologies (NSCN), and employee Internet management software vendor Websense (WBSN). After being a drag on the Fund in early 2003, Websense bounced back in Q3 and Q4 on robust demand for the company's latest version of its flagship product.

Which holdings were the greatest detractors from the Fund's performance?

One of the Fund's larger underperformers was Concord EFS (CE), a leading processor of credit and debit card transactions, which was set to be acquired by First Data (FDC) in April 2003. However, the Department of Justice initially blocked the deal on antitrust grounds, saying it would hurt competition and result in higher prices for debit-card transactions. News of the decision sent shares of CE spiraling downward. Then late in the year, the Justice Department agreed to allow the merger to proceed, but on new financial terms that lowered the value of the merger, which failed to bring the company's stock price back to its earlier highs.

Information technology consultants dependent upon government spending also fared poorly during 2003. Shares of PEC Solutions (PECS) slumped after delayed government contracts negatively affected the company's earnings and revenue forecast for the year. Faced with an uncertain outlook, we closed our position in IT consultant CACI International (CAI) at a loss.

[LOGO]Firsthand(R)

Fund Performance and Holding Information (as of December 31, 2003)
--------------------------------------------------------------------------------

Firsthand e-Commerce Fund vs. Market Indices

                                            TEFQX     NASDAQ     DJIA    S&P 500
--------------------------------------------------------------------------------
Since Inception(a)                         -24.17%    -6.84%     2.19%    -1.88%
 3-Year                                    -22.72%    -6.35%     1.02%    -4.04%
 1-Year                                     47.12%    50.77%    28.29%    28.68%
Q4 '03 Total Return(b)                      11.27%    12.30%    13.40%    12.18%

(a)   Firsthand e-Commerce Fund commenced operations on September 30, 1999.
(b)   Not annualized.

Growth of a Hypothetical $10,000 Investment

 [The following table was depicted as a mountain chart in the printed material]

                                                      INCEPTON DATE SEP 30, 1999

                          TEFQX         NASDAQ         DJIA        S&P 500
                          -----         ------         ----        -------

      9/30/1999           10000          10000        10000          10000
     10/31/1999           10750          10804        10385          10633
     11/30/1999           12090          12153        10549          10849
     12/31/1999           14860          14828        11162          11488
      1/31/2000           14310          14359        10627          10911
      2/29/2000           17370          17117         9856          10705
      3/31/2000           15340          16668        10642          11752
      4/30/2000           12330          14074        10465          11398
      5/31/2000           11200          12400        10280          11164
      6/30/2000           14500          14463        10219          11440
      7/31/2000           12210          13738        10298          11261
      8/31/2000           13690          15343        11001          11960
      9/30/2000           12220          13399        10461          11329
     10/31/2000            9720          12294        10782          11281
     11/30/2000            6450           9480        10259          10392
     12/31/2000            6675           9018        10635          10443
      1/31/2001            6595          10122        10744          10813
      2/28/2001            4229           7857        10380           9827
      3/31/2001            3041           6722         9779           9204
      4/30/2001            3605           7732        10636           9920
      5/31/2001            3776           7713        10838           9986
      6/30/2001            3766           7898        10437           9743
      7/31/2001            3131           7409        10469           9647
      8/31/2001            2739           6601         9926           9043
      9/30/2001            2024           5481         8834           8313
     10/31/2001            2648           6182         9072           8472
     11/30/2001            3121           7063         9875           9122
     12/31/2001            3353           7138        10056           9202
      1/31/2002            3172           7081         9965           9067
      2/28/2002            2739           6341        10175           8892
      3/31/2002            3081           6760        10484           9227
      4/30/2002            2658           6186        10033           8668
      5/31/2002            2547           5922        10040           8604
      6/30/2002            2275           5365         9361           7991
      7/31/2002            1843           4872         8859           7368
      8/31/2002            1832           4824         8807           7416
      9/30/2002            1581           4302         7728           6610
     10/31/2002            1994           4882         8566           7192
     11/30/2002            2346           5431         9101           7615
     12/31/2002            2094           4907         8546           7168
      1/31/2003            2104           4854         8262           6980
      2/28/2003            1973           4920         8119           6875
      3/31/2003            1984           4935         8235           6942
      4/30/2003            2225           5390         8750           7514
      5/31/2003            2457           5876         9163           7910
      6/30/2003            2547           5978         9316           8011
      7/31/2003            2698           6393         9588           8152
      8/31/2003            2910           6673         9801           8311
      9/30/2003            2769           6589         9668           8223
     10/31/2003            3041           7130        10236           8688
     11/30/2003            3021           7236        10244           8764
     12/31/2003            3081           7399        10964           9224

Holdings by Industry(c)

                          % of Net Assets

Software                            51.2%
------------------------------------------
Internet                            22.8%
------------------------------------------
Services                            11.6%
------------------------------------------
Communications                       6.9%
------------------------------------------
Containers/Packaging                 2.0%
------------------------------------------
Health Care                          1.9%
------------------------------------------
Financial                            1.1%
------------------------------------------
Networking                           1.1%
------------------------------------------
Net Cash                             1.4%
------------------------------------------

(c) Based on percentage of net assets as of December 31, 2003.

Top 10 Holdings(d)

                          % of Net Assets

Websense, Inc.                       9.1%
------------------------------------------
Netflix, Inc.                        6.6%
------------------------------------------
Symantec Corp.                       4.6%
------------------------------------------
BEA Systems, Inc.                    3.6%
------------------------------------------
Yahoo! Inc.                          3.4%
------------------------------------------
NetScreen Technologies, Inc.         3.2%
------------------------------------------
@Road, Inc.                          3.2%
------------------------------------------
Concord EFS, Inc.                    3.1%
------------------------------------------
Cognizant Technology
  Solutions Corp.                    3.1%
------------------------------------------
eBay, Inc.                           3.1%
------------------------------------------

(d) Top 10 stock holdings total 43.0% of net assets. These holdings are current as of December 31, 2003, and may not be representative of current or future investments.


                                                         2003 Annual Report | 13

Firsthand Global Technology Fund

Performance and Portfolio Discussion
--------------------------------------------------------------------------------

How did the Fund perform in 2003?

In 2003, Firsthand Global Technology Fund (GTFQX) posted a 90.50% gain, versus a 50.77% increase for the Nasdaq Composite Index and a 51.32% gain for the Lipper Science and Technology Fund Index. For the six months ended December 31, 2003, Firsthand Global Technology Fund rose 29.86% as compared with 23.77% and 23.54% gains for the Nasdaq and the Lipper peer group benchmarks, respectively.

Which industries had the greatest impact on the Fund's performance?

The Fund handily outpaced its benchmarks during 2003 due to its weightings in the semiconductor, telecommunications, and software industries. In particular, wireless communications, including services, cellular handsets, and Wi-Fi, helped drive renewed telecom industry growth.

Which  individual   holdings  were  the  largest   contributors  to  the  Fund's
performance?

The Fund's two  largest  holdings  at year end,  UTStarcom  (UTSI) and  Alvarion
(ALVR), were among the largest contributors to the Fund's outstanding results. UTStarcom provides telecom equipment for wireline and wireless networks in emerging markets. The company managed to avoid the telecom collapse in the U.S. by focusing on China, which is arguably the fastest-growing telecom market in the world. UTStarcom experienced significant success there in 2003 and is looking to expand to other rapidly developing regions, including India, Latin America, and Africa.

Similarly, Israel-based Alvarion saw its business improve after an increase in demand for the company's wireless broadband equipment. Alvarion plays an integral role in the build-out of the so-called "last-mile" infrastructure by providing high-speed Internet and voice services to rural and suburban regions worldwide.

Semiconductor foundries and outsourcers were among the first to feel the effects of an uptick in chip demand in the first half of the year. Our holdings in Amkor Technology (AMKR), Taiwan Semiconductor Manufacturing Co. (TSM), ASML Holding
(ASML), and ChipPAC (CHPC) all contributed strongly to Fund performance in 2003. Market share gains on top of a moderate rise in PC sales helped drive profits for graphics chip manufacturer ATI Technologies (ATYT), while the growing popularity of digital photography bolstered OmniVision Technologies' (OVTI) bottom line. OmniVision benefitted from the rapid adoption of its camera chips that are used in digital cameras and camera phones.

Standouts in the software  industry  included  enterprise  software giant SAP AG
(SAP) and electronic design automation software provider Magma Design Automation
(LAVA).

Which holdings were the greatest detractors from the Fund's performance?

There were very few disappointments for the Fund in 2003. The Fund's biggest underperformer during the period was Portal Software (PRSF), a billing and CRM company whose price dropped after it significantly missed its Q3 revenue target. Similarly, j2 Global Communications (JCOM), a provider of outsourced messaging and communication services, fell hard after it failed to meet analyst forecasts for Q3. We also closed our position in EDA software maker Synopsys (SNPS) earlier in the year at a loss.

[LOGO]Firsthand(R)

Fund Performance and Holding Information (as of December 31, 2003)
--------------------------------------------------------------------------------

Firsthand Global Technology Fund vs. Market Indices

                                            GTFQX     NASDAQ     DJIA    S&P 500
--------------------------------------------------------------------------------
Since Inception(a)                         -21.07%   -16.67%     1.45%    -6.11%
 3-Year                                    -19.23%    -6.35%     1.02%    -4.04%
 1-Year                                     90.50%    50.77%    28.29%    28.68%
Q4 '03 Total Return(b)                      17.60%    12.30%    13.40%    12.18%

(a)   Firsthand  Global  Technology  Fund commenced  operations on September 29,
      2000.
(b)   Not annualized.

Growth of a Hypothetical $10,000 Investment

 [The following table was depicted as a mountain chart in the printed material]

                                                      INCEPTON DATE SEP 29, 2000

                          GTFQX         NASDAQ         DJIA        S&P 500
                          -----         ------         ----        -------

      9/30/2000           10000          10000        10000          10000
     10/31/2000            9890           9175        10307           9958
     11/31/2000            8890           7076         9808           9173
     12/31/2000            8782           6730        10166           9218
      1/31/2001            9766           7555        10270           9545
      2/28/2001            6925           5864         9923           8674
      3/31/2001            5671           5017         9349           8125
      4/30/2001            6584           5770        10168           8756
      5/31/2001            6052           5756        10361           8815
      6/30/2001            5520           5895         9978           8600
      7/31/2001            5299           5530        10008           8516
      8/31/2001            4697           4926         9489           7983
      9/30/2001            3774           4091         8445           7338
     10/31/2001            4346           4614         8672           7478
     11/30/2001            4938           5272         9441           8052
     12/31/2001            5159           5328         9613           8122
      1/31/2002            4968           5284         9526           8004
      2/28/2002            4155           4732         9727           7849
      3/31/2002            4958           5045        10023           8145
      4/30/2002            4286           4617         9591           7651
      5/31/2002            3894           4420         9598           7594
      6/30/2002            3232           4004         8949           7053
      7/31/2002            2780           3636         8469           6504
      8/31/2002            2519           3600         8419           6546
      9/30/2002            2037           3211         7387           5835
     10/31/2002            2268           3644         8188           6348
     11/30/2002            2901           4053         8700           6722
     12/31/2002            2429           3662         8170           6327
      1/31/2003            2389           3623         7898           6161
      2/28/2003            2349           3672         7762           6069
      3/31/2003            2349           3683         7873           6128
      4/30/2003            2800           4023         8365           6633
      5/31/2003            3402           4386         8760           6982
      6/30/2003            3563           4461         8906           7071
      7/31/2003            3984           4771         9166           7196
      8/31/2003            4266           4980         9369           7336
      9/30/2003            3934           4917         9243           7258
     10/31/2003            4426           5321         9785           7669
     11/30/2003            4577           5400         9793           7736
     12/31/2003            4627           5522        10481           8142

Holdings by Industry(c)

                          % of Net Assets

Software                            23.4%
------------------------------------------
Communications Equipment            20.6%
------------------------------------------
Semiconductors                      17.5%
------------------------------------------
Services                            11.8%
------------------------------------------
Other Electronics                   11.1%
------------------------------------------
Semiconductor Equipment              4.4%
------------------------------------------
Electronic Design Automation         3.9%
------------------------------------------
Peripherals                          2.8%
------------------------------------------
Media                                1.0%
------------------------------------------
Internet                             0.9%
------------------------------------------
Advanced Materials                   0.4%
------------------------------------------
Net Cash                             2.2%
------------------------------------------

(c)   Based on percentage of net assets as of December 31, 2003.

Top 10 Holdings(d)

                          % of Net Assets

Alvarion Ltd.                        9.2%
------------------------------------------
UTStarcom, Inc.                      7.6%
------------------------------------------
Mercury Interactive Corp.            4.0%
------------------------------------------
Amkor Technology, Inc.               4.0%
------------------------------------------
PDF Solutions, Inc.                  3.9%
------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. - ADR            3.7%
------------------------------------------
ChipPAC, Inc.                        3.6%
------------------------------------------
Ceragon Networks Ltd.                3.3%
------------------------------------------
ATI Technologies, Inc.               3.2%
------------------------------------------
STMicroelectronics N.V. - ADR        2.9%
------------------------------------------

(d) Top 10 stock holdings total 45.4% of net assets. These holdings are current as of December 31, 2003, and may not be representative of current or future investments.


                                                         2003 Annual Report | 15

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Firsthand Funds
San Jose, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds comprising, respectively, Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, including the portfolios of investments as of December 31, 2003, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 16, 2004

[LOGO]Firsthand(R)

Portfolio of Investments                         Firsthand Technology Value Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
                               non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
COMMON STOCK                                                98.5%                             $864,323,256
                                                                                              ------------
 (Cost $1,440,451,638)

 COMMUNICATIONS                                              2.7%                               23,409,293
                                                                                              ------------
  @Road, Inc.                             o                              386,600                 5,141,780
  Comcast Corp. - Special Class A         o                               43,100                 1,348,168
  Concurrent Computer Corp.               o                              860,700                 3,761,259
  Hughes Electronics Corp.                o                               24,450                   404,639
  Inet Technologies, Inc.                 o                               25,000                   300,000
  Intrado, Inc.                           o                              409,100                 8,979,745
  Metro One Telecommunications, Inc.      o                               96,500                   250,900
  Raindance Communications, Inc.          o                               98,000                   269,500
  ViaSat, Inc.                            o                              154,300                 2,953,302

 COMMUNICATIONS EQUIPMENT                                   12.6%                              111,032,337
                                                                                              ------------
  Anaren, Inc. (1)                        o                            1,211,900                17,112,028
  ARRIS Group, Inc.                       o                              100,600                   728,344
  CIENA Corp.                             o                              645,200                 4,284,128
  Harris Corp.                                                           300,000                11,385,000
  NHC Communications, Inc.                o                              328,700                   213,648
  Powerwave Technologies, Inc.            o                              959,100                 7,337,115
  REMEC, Inc.                             o                              440,000                 3,700,400
  SpectraLink Corp.                                                      180,000                 3,450,600
  Stratex Networks, Inc. (1)              o                            4,832,036                20,536,153
  Tekelec, Inc.                           o                              875,800                13,618,690
  UTStarcom, Inc.                         o                              773,300                28,666,231

 DEFENSE & AEROSPACE                                         8.0%                               70,042,024
                                                                                              ------------
  FLIR Systems, Inc.                      o                              470,600                17,176,900
  Herley Industries, Inc.                 o                              372,400                 7,708,680
  L-3 Communications Holdings, Inc.       o                              320,000                16,435,200
  Raytheon Co.                                                           956,100                28,721,244

 INTELLECTUAL PROPERTY                                       0.6%                                5,107,400
                                                                                              ------------
  Silicon Genesis Corp. - 1-E (1) (2)     o                            4,071,226                 4,315,500
  Silicon Genesis Corp. - D (1) (2)       o                              705,840                   791,900

 MEDIA                                                       0.0%                                   82,722
                                                                                              ------------
  The News Corp. Ltd. - Preferred ADR                                      2,735                    82,722

 NETWORKING                                                 11.0%                               96,815,874
                                                                                              ------------
  Caspian Networks, Inc. - AAA (2)        o                            3,378,104                   810,745

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 17

Portfolio of Investments                         Firsthand Technology Value Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
 Cisco Systems, Inc.                    o                               3,170,800             $ 77,018,732
 Enterasys Networks, Inc.               o                               1,818,200                6,818,250
 Extreme Networks, Inc.                 o                                  12,695                   91,531
 IP Unity, Inc. - C (2)                 o                               1,104,265                1,747,389
 iShares Goldman Sachs
   Networking Index Fund                o                                 103,400                2,854,874
 McDATA Corp. - B                       o                                 514,700                4,905,091
 Polaris Networks, Inc. - A (2)         o                                 297,848                   33,836
 Riverstone Networks, Inc.              o                               2,284,168                2,535,426

OTHER ELECTRONICS                                            0.8%                                6,968,450
                                                                                              ------------
 Centerpoint Broadband
   Technologies, Inc. - D (2)           o                                  19,290                        0
 NanoMuscle, Inc. - C (2)               o                               1,250,000                1,250,000
 PerkinElmer, Inc.                                                        335,000                5,718,450

PERIPHERALS                                                  3.2%                               28,553,150
                                                                                              ------------
 Electronics For Imaging, Inc.          o                                 200,000                5,204,000
 Read-Rite Corp.                        o                                 990,000                    4,950
 Western Digital Corp.                  o                               1,980,000               23,344,200

PHOTONICS                                                    3.8%                               33,555,483
                                                                                              ------------
 Celox Networks, Inc. - A-1 (2)         o                               1,000,000                        0
 Celox Networks, Inc. -
   Common Stock (2)                     o                                 138,121                        0
 Corning, Inc.                          o                               3,050,000               31,811,500
 Finisar Corp.                          o                                 198,700                  621,931
 Luminous Networks, Inc. - D (2)        o                                 868,710                  937,642
 Luminous Networks, Inc. - E (2)        o                                 434,724                  184,410
 LuxN, Inc. - Common Stock (2)          o                                 362,757                        0
 Maple Optical
   Systems, Inc. - A-1 (1) (2)          o                              10,352,054                        0

SEMICONDUCTOR EQUIPMENT                                      0.8%                                6,942,242
                                                                                              ------------
 Global Locate, Inc. - A (1) (2)        o                               6,030,896                5,942,242
 Global Locate, Inc. - C (1) (2)        o                               1,111,111                1,000,000

SEMICONDUCTORS                                              30.8%                              269,896,522
                                                                                              ------------
 Aeroflex, Inc.                         o                               1,250,600               14,619,514
 Applied Micro Circuits Corp.           o                               2,899,900               17,341,402
 AuthenTec, Inc. - C (2)                o                               1,472,495                  738,000
 Celeritek, Inc.                        o                                 522,200                3,874,724

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                         Firsthand Technology Value Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
  Clarisay, Inc. - B (1) (2)            o                               2,605,306             $          0
  Clarisay, Inc. - C (1) (2)            o                               7,194,244                        0
  Genesis Microchip, Inc.               o                                  97,500                1,758,900
  Kopin Corp.                           o                                 299,100                2,006,961
  Lexar Media, Inc.                     o                               1,999,200               34,846,056
  Marvell Technology Group Ltd.         o                                 300,000               11,379,000
  Microtune, Inc.                       o                                 917,300                2,247,385
  PMC-Sierra, Inc.                      o                               1,255,700               25,302,355
  SanDisk Corp.                         o                               1,218,700               74,511,318
  Skyworks Solutions, Inc.              o                               1,118,300                9,729,210
  STMicroelectronics N.V. - ADR                                           783,400               21,159,634
  TranSwitch Corp.                      o                               3,693,000                8,493,900
  TriQuint Semiconductor, Inc.          o                               2,332,400               16,490,068
  Zoran Corp.                           o                               1,460,500               25,398,095

 SERVICES                                                    5.5%                               48,030,079
                                                                                              ------------
  Anteon International Corp.            o                                 320,900               11,568,445
  CACI International, Inc. - A          o                                 499,500               24,285,690
  SunGard Data Systems, Inc.            o                                 340,000                9,421,400
  TeleCommunication Systems,
    Inc. - A                            o                                 557,600                2,754,544

 SOFTWARE                                                   18.7%                              163,887,680
                                                                                              ------------
  Adobe Systems, Inc.                                                     454,100               17,846,130
  Comverse Technology, Inc.             o                               2,110,900               37,130,731
  Concord Communications, Inc. (1)      o                               1,189,300               23,750,321
  Electronic Arts, Inc.                 o                                 500,000               23,890,000
  NetScreen Technologies, Inc.          o                                 186,355                4,612,286
  Progress Software Corp.               o                                 224,400                4,591,224
  Roxio, Inc.                           o                               1,000,000                4,790,000
  Websense, Inc.                        o                                 726,300               21,237,012
  Wind River Systems, Inc.              o                               2,972,600               26,039,976

WARRANTS                                                     0.1%                                  342,409
                                                                                              ------------
 (Cost $0)

 INTELLECTUAL PROPERTY                                       0.1%                                  334,403
                                                                                              ------------
  Silicon Genesis Corp. - 1-E
    Warrants (1) (2)                    o                               1,257,859                  334,339
  Silicon Genesis Corp. - Common
    Stock Warrants (1) (2)              o                                  37,982                       38


----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 19

Portfolio of Investments                         Firsthand Technology Value Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %   shares/principal amount          value
----------------------------------------------------------------------------------------------------------
  Silicon Genesis Corp. - D
    Warrants (1) (2)                    o                                  26,469             $         26

 OTHER ELECTRONICS                                           0.0%                                        0
                                                                                              ------------
  NanoMuscle, Inc. - C Anti-Dilution
    Warrants (2)                        o                                       1                        0
  NanoMuscle, Inc. - C Performance
    Warrants (2)                        o                                       1                        0

 PHOTONICS                                                   0.0%                                        0
                                                                                              ------------
  Celox Networks, Inc. - A-1
    Warrants (2)                        o                                 500,000                        0
  Luminous Networks, Inc. - D
    Warrants (2)                        o                                 144,785                        0

 SEMICONDUCTOR EQUIPMENT                                     0.0%                                    4,079
                                                                                              ------------
  Global Locate, Inc. - C
    Warrants (1) (2)                    o                                 370,370                    3,704
  Global Locate, Inc. Common
    Stock Warrants (1) (2)              o                                  75,000                      375

 SEMICONDUCTORS                                              0.0%                                    3,927
                                                                                              ------------
  AuthenTec, Inc. - C Warrants (2)      o                                 392,665                    3,927
  Clarisay, Inc. Warrants
    06/03/2005 (1) (2)                  o                                 500,000                        0
  Clarisay, Inc. Warrants
    07/07/2005 (1) (2)                  o                                 500,000                        0
  Clarisay, Inc. Warrants
    08/07/2005 (1) (2)                  o                                 500,000                        0
  Clarisay, Inc. Warrants
    09/12/2005 (1) (2)                  o                                 250,000                        0
  Clarisay, Inc. Warrants
    09/19/2005 (1) (2)                  o                                 100,000                        0
  Clarisay, Inc. Warrants
    11/10/2005 (1) (2)                  o                                 500,000                        0

CONVERTIBLE BONDS                                            0.1%                                1,007,139
                                                                                              ------------
 (Cost $2,350,000)

 SEMICONDUCTORS                                              0.1%                                1,007,139
                                                                                              ------------
  Clarisay, Inc. 8.00%
    06/03/2005 (1) (2)                                                    500,000                  214,285


----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                         Firsthand Technology Value Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %   shares/principal amount          value
----------------------------------------------------------------------------------------------------------
  Clarisay, Inc. 8.00%
    07/07/2005 (1) (2)                                                    500,000             $    214,285
  Clarisay, Inc. 8.00%
    08/07/2005 (1) (2)                                                    500,000                  214,285
  Clarisay, Inc. 8.00%
    09/12/2005 (1) (2)                                                    250,000                  107,142
  Clarisay, Inc. 8.00%
    09/19/2005 (1) (2)                                                    100,000                   42,857
  Clarisay, Inc. 8.00%
    11/10/2005 (1) (2)                                                    500,000                  214,285

CASH EQUIVALENTS                                             1.6%                               14,009,531
                                                                                              ------------
  (Cost $14,009,531)
    SSgA Prime Money Market Portfolio                                  12,886,339               12,886,339
    State Street Bank and Trust Company
      Repurchase Agreement, 0.400%
      dated 12/31/2003, to be
      repurchased at $1,123,217 on
      01/02/2004, collateralized by
      $785,000 U.S. Treasury Bond,
      8.750% maturing 08/15/2020
      (value $1,173,820)                                                1,123,192                1,123,192

TOTAL INVESTMENT SECURITIES                                100.3%                              879,682,335
  (Cost $1,456,811,169)

LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.3)%                              (2,243,389)
                                                                                              ------------

NET ASSETS                                                 100.0%                             $877,438,946
                                                                                              ============
(1)   Affiliated issuer.
(2)   Restricted security.
ADR   American Depositary Receipts.

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 21

Portfolio of Investments                       Firsthand Technology Leaders Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
                               non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
COMMON STOCK                                                99.7%                             $155,638,630
                                                                                              ------------
  (Cost $165,104,405)

  COMMUNICATIONS                                             2.1%                                3,258,970
                                                                                              ------------
    Cox Communications, Inc. - A        o                                  94,600                3,258,970

  COMMUNICATIONS EQUIPMENT                                   3.5%                                5,403,786
                                                                                              ------------
    QUALCOMM, Inc.                                                        100,200                5,403,786

  DEFENSE & AEROSPACE                                        3.0%                                4,626,160
                                                                                              ------------
    Raytheon Co.                                                          154,000                4,626,160

  INTERNET                                                   8.5%                               13,238,534
                                                                                              ------------
    eBay, Inc.                          o                                  74,700                4,824,873
    InterActiveCorp                     o                                  67,700                2,297,061
    Time Warner, Inc.                   o                                 340,000                6,116,600

  MEDIA                                                      2.0%                                3,166,553
                                                                                              ------------
    Pixar Animation Studios             o                                  45,700                3,166,553

  NETWORKING                                                 6.7%                               10,490,851
                                                                                              ------------
    Cisco Systems, Inc.                 o                                 431,900               10,490,851

  OTHER ELECTRONICS                                          3.4%                                5,390,569
                                                                                              ------------
    Agilent Technologies, Inc.          o                                 184,356                5,390,569

  PERIPHERALS                                                1.9%                                2,994,856
                                                                                              ------------
    EMC Corp.                           o                                 231,800                2,994,856

  PHOTONICS                                                  1.8%                                2,879,723
                                                                                              ------------
    Corning, Inc.                       o                                 276,100                2,879,723

  SEMICONDUCTOR EQUIPMENT                                    6.8%                               10,550,781
                                                                                              ------------
    Applied Materials, Inc.             o                                 138,800                3,116,060
    ASML Holding N.V                    o                                 130,300                2,612,515
    KLA-Tencor Corp.                    o                                  44,800                2,628,416
    Teradyne, Inc.                      o                                  86,200                2,193,790

  SEMICONDUCTORS                                            22.5%                               35,097,152
                                                                                              ------------
    Altera Corp.                        o                                 242,800                5,511,560
    Flextronics International Ltd.      o                                 398,100                5,907,804

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                       Firsthand Technology Leaders Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
    Intel Corp.                                                           170,700             $  5,496,540
    Samsung Electronics Co., Ltd. - GDR                                     7,500                1,419,429
    SanDisk Corp.                        o                                 97,400                5,955,036
    Texas Instruments, Inc.                                               187,050                5,495,529
    Xilinx, Inc.                         o                                137,100                5,311,254

  SERVICES                                                   6.1%                                9,488,679
                                                                                              ------------
    ChipPAC, Inc. - A                    o                                361,380                2,742,874
    Taiwan Semiconductor
      Manufacturing Co. - ADR            o                                658,770                6,745,805

  SOFTWARE                                                  31.4%                               49,052,016
                                                                                              ------------
    Adobe Systems, Inc.                                                   100,500                3,949,650
    Amdocs Ltd.                          o                                121,800                2,738,064
    BEA Systems, Inc.                    o                                338,980                4,169,454
    Business Objects SA - ADR            o                                106,600                3,695,822
    Electronic Arts, Inc.                o                                138,100                6,598,418
    Mercury Interactive Corp.            o                                 51,100                2,485,504
    Microsoft Corp.                                                       146,000                4,020,840
    Oracle Corp.                         o                                301,900                3,985,080
    SAP AG - ADR                                                          205,300                8,532,268
    Symantec Corp.                       o                                117,200                4,060,980
    VERITAS Software Corp.               o                                129,600                4,815,936

CASH EQUIVALENTS                                             0.7%                                1,118,507
                                                                                              ------------
  (Cost $1,118,507)
    SSgA Prime Money Market Portfolio                                   1,118,507                1,118,507

  TOTAL INVESTMENT SECURITIES                              100.4%                              156,757,137
(Cost $166,222,912)

LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.4)%                                (615,468)
                                                                                              ------------
NET ASSETS                                                 100.0%                             $156,141,669
                                                                                              ============

ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 23

Portfolio of Investments                    Firsthand Technology Innovators Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
                               non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
COMMON STOCK                                                93.8%                             $ 82,644,431
                                                                                              ------------
  (Cost $106,265,411)

  COMMUNICATIONS EQUIPMENT                                   7.5%                                6,588,683
                                                                                              ------------
    NHC Communications, Inc.            o                                 507,700                  329,994
    Powerwave Technologies, Inc.        o                                 139,400                1,066,410
    SpectraLink Corp.                                                     106,700                2,045,439
    Tekelec, Inc.                       o                                  58,600                  911,230
    Teledyne Technologies, Inc.         o                                 118,600                2,235,610

  DEFENSE & AEROSPACE                                        2.9%                                2,560,986
                                                                                              ------------
    Applied Signal Technology, Inc.                                        40,000                  920,400
    Microvision, Inc.                   o                                 215,300                1,640,586

  ELECTRONIC DESIGN AUTOMATION                               4.4%                                3,884,430
                                                                                              ------------
    PDF Solutions, Inc.                 o                                 260,700                3,884,430

  INTELLECTUAL PROPERTY                                      4.5%                                3,921,216
                                                                                              ------------
    MIPS Technologies, Inc.             o                                 350,000                1,905,750
    Silicon Genesis Corp. - C (1) (2)   o                                 155,556                  284,217
    Silicon Genesis Corp. - 1-E (1) (2) o                               1,633,254                1,731,249

  INTERNET                                                   1.5%                                1,362,500
                                                                                              ------------
    RADWARE Ltd.                        o                                  50,000                1,362,500

  NETWORKING                                                 2.4%                                2,137,420
                                                                                              ------------
    IP Unity, Inc. - C (2)              o                               1,117,957                1,769,055
    Polaris Networks, Inc. - A (2)      o                                 702,152                   79,765
    Riverstone Networks, Inc.           o                                 260,000                  288,600

  OTHER ELECTRONICS                                          8.1%                                7,095,443
                                                                                              ------------
    ActivCard Corp.                     o                                 194,500                1,532,660
    Centerpoint Broadband
      Technologies, Inc. - D (2)        o                                  27,092                        0
    Cree, Inc.                          o                                  30,900                  546,621
    Drexler Technology Corp.            o                                  80,000                1,093,600
    Intevac, Inc.                       o                                 114,200                1,611,362
    LeapFrog Enterprises, Inc.          o                                  40,000                1,061,200
    NanoMuscle, Inc. - C (2)            o                               1,250,000                1,250,000

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                    Firsthand Technology Innovators Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
PERIPHERALS                                                  2.3%                             $  2,016,700
                                                                                              ------------
  SafeNet, Inc.                         o                                  30,000                  923,100
  Universal Display Corp.               o                                  80,000                1,093,600

PHOTONICS                                                    7.0%                                6,187,535
                                                                                              ------------
  Avici Systems, Inc.                   o                                 300,000                2,385,000
  Finisar Corp.                         o                                 586,500                1,835,745
  Luminous Networks, Inc. - D (2)       o                               1,522,719                1,643,546
  Luminous Networks, Inc. - E (2)       o                                 762,008                  323,244
  LuxN, Inc. - Common Stock (2)         o                                 336,544                        0
  Maple Optical Systems,
    Inc. - A-1 (1) (2)                  o                               9,647,945                        0

SEMICONDUCTORS                                              34.4%                               30,268,447
                                                                                              ------------
  Aeroflex, Inc.                        o                                 414,100                4,840,829
  Agere Systems, Inc. - A               o                                 550,000                1,677,500
  ATI Technologies, Inc.                o                                 286,800                4,336,416
  AuthenTec, Inc. - C (2)               o                                 736,248                  369,000
  Clarisay, Inc. - B (1) (2)            o                               2,861,519                        0
  Kopin Corp.                           o                                 528,500                3,546,235
  Lexar Media, Inc.                     o                                 160,000                2,788,800
  Monolithic System Technology, Inc.    o                                 270,600                2,313,630
  NuTool, Inc. - D (2)                  o                                 533,503                  847,950
  O2Micro International Ltd.            o                                  35,000                  784,000
  OmniVision Technologies, Inc.         o                                  50,500                2,790,125
  Power Integrations, Inc.              o                                  25,000                  836,500
  Sigmatel, Inc.                        o                                  20,000                  493,600
  Silicon Image, Inc.                   o                                  50,000                  361,500
  Silicon Optix, Inc. - B (2)           o                               1,111,111                1,000,000
  Zoran Corp.                           o                                 188,750                3,282,362

SERVICES                                                     7.8%                                6,886,167
                                                                                              ------------
  Innovion Corp. - C (1) (2)            o                               1,500,000                1,675,650
  j2 Global Communications, Inc.        o                                  61,100                1,513,447
  Lightbridge, Inc.                     o                                 140,000                1,274,000
  TeleCommunication
    Systems, Inc. - A                   o                                 490,500                2,423,070

SOFTWARE                                                    11.0%                                9,734,904
                                                                                              ------------
  MSC.Software Corp.                    o                                 100,000                  945,000
  NetScreen Technologies, Inc.          o                                 113,300                2,804,175
  Roxio, Inc.                           o                                 312,000                1,494,480

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 25

Portfolio of Investments                    Firsthand Technology Innovators Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %   shares/principal amount          value
----------------------------------------------------------------------------------------------------------
    Take-Two Interactive Software, Inc. o                                  41,700             $  1,201,377
    Verint Systems, Inc.                o                                  96,200                2,170,272
    Witness Systems, Inc.               o                                 120,000                1,119,600

WARRANTS                                                     0.0%                                    3,510
                                                                                              ------------
  (Cost $0)

  INTELLECTUAL PROPERTY                                      0.0%                                      944
                                                                                              ------------
    Silicon Genesis Corp. - 1-E (1) (2) o                                  94,339                      944

  OTHER ELECTRONICS                                          0.0%                                        0
                                                                                              ------------
    NanoMuscle, Inc. - C Anti-Dilution
      Warrants (2)                      o                                       1                        0
    NanoMuscle, Inc. - C Performance
      Warrants (2)                      o                                       1                        0

  PHOTONICS                                                  0.0%                                        0
                                                                                              ------------
    Luminous Networks, Inc. - D
      Warrants (2)                      o                                 253,787                        0

  SEMICONDUCTORS                                             0.0%                                    1,963
                                                                                              ------------
    AuthenTec, Inc. - C Warrants (2)    o                                 196,333                    1,963
    Clarisay, Inc. Warrants
      05/08/2005 (1) (2)                o                                 500,000                        0
    Clarisay, Inc. Warrants
      09/19/2005 (1) (2)                o                                 150,000                        0
    Clarisay, Inc. Warrants
      10/10/2005 (1) (2)                o                                 500,000                        0
    Clarisay, Inc. Warrants
      12/31/2010 (1) (2)                o                                 109,290                        0

  SERVICES                                                   0.0%                                      603
                                                                                              ------------
    Innovion Corp. Warrants (1) (2)     o                                 602,577                      603

CONVERTIBLE BONDS                                            1.2%                                1,095,432
                                                                                              ------------
  (Cost $1,752,577)

  SEMICONDUCTORS                                             0.5%                                  492,855
                                                                                              ------------
    Clarisay, Inc. 8.00%
      05/08/2005 (1) (2)                                                  500,000                  214,285
    Clarisay, Inc. 8.00%
      09/19/2005 (1) (2)                                                  150,000                   64,285

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                    Firsthand Technology Innovators Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %   shares/principal amount          value
----------------------------------------------------------------------------------------------------------
    Clarisay, Inc. 8.00%
      10/10/2005 (1) (2)                                                  500,000             $    214,285

  SERVICES                                                   0.7%                                  602,577
                                                                                              ------------
    Innovion Corp. 8.00%
      03/07/2005 (1) (2)                                                  602,577                  602,577

  CASH EQUIVALENTS                                           6.2%                                5,416,625
                                                                                              ------------
    (Cost $5,416,625)
      SSgA Prime Money Market Portfolio                                 3,561,977                3,561,977
      State Street Bank and Trust Company
        Repurchase Agreement, 0.400%
        dated 12/31/2003, to be
        repurchased at $1,854,689 on
        01/02/2004, collateralized by
        $1,885,000 U.S. Treasury Note,
        4.250% maturing 11/15/2013
        (value $1,904,549)                                              1,854,648                1,854,648

TOTAL INVESTMENT SECURITIES                                101.2%                               89,159,998
  (Cost $113,434,613)

LIABILITIES IN EXCESS OF OTHER ASSETS                       (1.2)%                              (1,055,255)
                                                                                              ------------

NET ASSETS                                                 100.0%                             $ 88,104,743
                                                                                              ============

(1)   Affiliated issuer.
(2)   Restricted security.

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 27

Portfolio of Investments                               Firsthand e-Commerce Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
                               non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
COMMON STOCK                                                98.6%                             $ 65,486,191
                                                                                              ------------
  (Cost $57,084,994)

  COMMUNICATIONS                                             6.9%                                4,592,390
                                                                                              ------------
    @Road, Inc.                         o                                 158,300                2,105,390
    Liberty Media Corp. - A             o                                 150,000                1,783,500
    WebEx Communications, Inc.          o                                  35,000                  703,500

  CONTAINERS/PACKAGING                                       2.0%                                1,326,430
                                                                                              ------------
    Sealed Air Corp.                    o                                  24,500                1,326,430

  FINANCIAL                                                  1.1%                                  759,000
                                                                                              ------------
    E*TRADE FINANCIAL Corp.             o                                  60,000                  759,000

  HEALTH CARE                                                1.9%                                1,227,077
                                                                                              ------------
    Drugstore.com, Inc.                 o                                 222,700                1,227,077

  INTERNET                                                  22.8%                               15,165,491
                                                                                              ------------
    1-800-FLOWERS.COM, Inc. - A         o                                  10,000                  110,600
    Amazon.com, Inc.                    o                                  30,000                1,579,200
    Ask Jeeves, Inc.                    o                                  10,000                  181,200
    Autobytel, Inc.                     o                                  60,000                  544,800
    eBay, Inc.                          o                                  31,600                2,041,044
    InterActiveCorp                     o                                  54,800                1,859,364
    LivePerson, Inc.                    o                                 100,000                  507,900
    Netflix, Inc.                       o                                  80,600                4,408,014
    Time Warner, Inc.                   o                                  93,100                1,674,869
    Yahoo! Inc.                         o                                  50,000                2,258,500

  NETWORKING                                                 1.1%                                  728,700
                                                                                              ------------
    Cisco Systems, Inc.                 o                                  30,000                  728,700

  SERVICES                                                  11.6%                                7,728,843
                                                                                              ------------
    Ameritrade Holding Corp.            o                                  50,000                  703,500
    Anteon International Corp.          o                                  11,700                  421,785
    Certegy, Inc.                                                          17,500                  574,000
    CNET Networks, Inc.                 o                                 255,400                1,741,828
    Fair, Issac and Company, Inc.                                          20,000                  983,200
    PEC Solutions, Inc.                 o                                 115,400                1,956,030
    WebMD Corp.                         o                                 150,000                1,348,500

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                               Firsthand e-Commerce Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %   shares/principal amount          value
----------------------------------------------------------------------------------------------------------
  SOFTWARE                                                  51.2%                              $33,958,260
                                                                                              ------------
    Adobe Systems, Inc.                                                    15,400                  605,220
    BEA Systems, Inc.                   o                                 193,100                2,375,130
    Business Objects SA - ADR           o                                  49,800                1,726,566
    Chordiant Software, Inc.            o                                 351,400                1,915,130
    Cognizant Technology Solutions
      Corp                              o                                  45,000                2,053,800
    Cognos, Inc.                        o                                  19,100                  584,842
    Concord EFS, Inc.                   o                                 140,000                2,077,600
    Digital Insight Corp.               o                                  65,000                1,618,500
    Global Payments, Inc.                                                  17,000                  801,040
    Macromedia, Inc.                    o                                  98,900                1,764,376
    Manhattan Associates, Inc.          o                                  59,900                1,655,636
    Mercury Interactive Corp.           o                                  15,700                  763,648
    NetScreen Technologies, Inc.        o                                  87,100                2,155,725
    Roxio, Inc.                         o                                 254,500                1,219,055
    Symantec Corp.                      o                                  88,200                3,056,130
    Vastera, Inc.                       o                                  43,500                  174,000
    VeriSign, Inc.                      o                                 122,500                1,996,750
    VERITAS Software Corp.              o                                  36,900                1,371,204
    Websense, Inc.                      o                                 206,700                6,043,908

CASH EQUIVALENTS                                             1.9%                                1,273,634
                                                                                              ------------
  (Cost $1,273,634)
    SSgA Prime Money Market Portfolio                                     987,083                  987,083
    State Street Bank and Trust Company
      Repurchase Agreement, 0.400%
      dated 12/31/2003, to be
      repurchased at $286,558 on
      01/02/2004, collateralized by
      $295,000 U.S. Treasury Note,
      1.625% maturing 09/30/2005
      (value $297,133)                                                    286,551                  286,551

TOTAL INVESTMENT SECURITIES                                100.5%                               66,759,825
  (Cost $58,358,628)

LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.5)%                                (361,914)
                                                                                              ------------

NET ASSETS                                                 100.0%                              $66,397,911
                                                                                              ============

ADR   American Depositary Receipts.

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 29

Portfolio of Investments                        Firsthand Global Technology Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
                               non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
COMMON STOCK                                                97.8%                             $ 56,1103,347
                                                                                              ------------
  (Cost $48,526,226)

  ADVANCED MATERIALS                                         0.4%                                  211,850
                                                                                              ------------
    BASF AG - ADR                                                           3,800                  211,850

  COMMUNICATIONS EQUIPMENT                                  20.6%                               11,845,197
                                                                                              ------------
    Alvarion Ltd.                       o                                 456,200                5,269,110
    Ceragon Networks Ltd.               o                                 265,900                1,866,618
    NHC Communications, Inc.            o                                 163,600                  106,336
    QUALCOMM, Inc.                                                          5,000                  269,650
    UTStarcom, Inc.                     o                                 116,900                4,333,483

  ELECTRONIC DESIGN AUTOMATION                               3.9%                                2,233,510
                                                                                              ------------
    PDF Solutions, Inc.                 o                                 149,900                2,233,510

  INTERNET                                                   0.9%                                  545,000
                                                                                              ------------
    RADWARE Ltd.                        o                                  20,000                  545,000

  MEDIA                                                      1.0%                                  552,330
                                                                                              ------------
    The News Corp. Ltd. - ADR                                              15,300                  552,330

  OTHER ELECTRONICS                                         11.1%                                6,395,686
                                                                                              ------------
    Alps Electric Co., Ltd.                                                65,000                  951,323
    Drexler Technology Corp.            o                                  30,000                  410,100
    Fujitsu Ltd.                        o                                 223,000                1,315,499
    Intevac, Inc.                       o                                  69,000                  973,590
    Sony Corp. - ADR                                                       42,600                1,476,942
    TDK Corp.                                                              17,600                1,268,232

  PERIPHERALS                                                2.8%                                1,621,554
                                                                                              ------------
    Maxtor Corp.                        o                                 101,900                1,131,090
    Western Digital Corp.               o                                  41,600                  490,464

  SEMICONDUCTOR EQUIPMENT                                    4.4%                                2,508,573
                                                                                              ------------
    ASML Holding N.V                    o                                  66,758                1,338,498
    Tokyo Electron Ltd.                                                    15,400                1,170,075

  SEMICONDUCTORS                                            17.5%                               10,011,154
                                                                                              ------------
    Agere Systems, Inc. - A             o                                 200,000                  610,000
    ATI Technologies, Inc.              o                                 121,500                1,837,080

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Portfolio of Investments                        Firsthand Global Technology Fund
                                                               December 31, 2003

----------------------------------------------------------------------------------------------------------
(continued)                    non-income producing           %           shares                   value
----------------------------------------------------------------------------------------------------------
    Infineon Technologies AG - ADR      o                                  28,700             $    393,477
    Kopin Corp.                         o                                 156,000                1,046,760
    OmniVision Technologies, Inc.       o                                  25,000                1,381,250
    Samsung Electronics Co., Ltd. - GDR                                     8,800                1,665,463
    Skyworks Solutions, Inc.            o                                 100,000                  870,000
    STMicroelectronics N.V. - ADR                                          62,400                1,685,424
    Zoran Corp.                         o                                  30,000                  521,700

  SERVICES                                                  11.8%                                6,768,878
                                                                                              ------------
    Amkor Technology, Inc.              o                                 125,500                2,285,355
    ChipPAC, Inc. - A                   o                                 272,200                2,065,998
    j2 Global Communications, Inc.      o                                  12,900                  319,533
    Taiwan Semiconductor
      Manufacturing Co. - ADR           o                                 204,882                2,097,992

  SOFTWARE                                                  23.4%                               13,409,615
                                                                                              ------------
    Amdocs Ltd.                         o                                  70,000                1,573,600
    Business Objects SA - ADR           o                                  40,000                1,386,800
    Chordiant Software, Inc.            o                                 268,200                1,461,690
    Cognos, Inc.                        o                                  40,000                1,224,800
    Comverse Technology, Inc.           o                                  60,000                1,055,400
    Global Payments, Inc.                                                  12,900                  607,848
    ILOG SA - ADR                       o                                  41,700                  512,910
    Mercury Interactive Corp.           o                                  47,000                2,286,080
    Retalix Ltd.                        o                                  70,100                1,625,619
    SAP AG - ADR                                                           40,300                1,674,868

CASH EQUIVALENTS                                             2.4%                                1,358,538
                                                                                              ------------
  (Cost $1,358,538)
    SSgA Prime Money Market Portfolio                                   1,358,538                1,358,538

TOTAL INVESTMENT SECURITIES                                100.2%                               57,461,885
  (Cost $49,884,764)

LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.2)%                                (123,917)
                                                                                              ------------

NET ASSETS                                                 100.0%                             $ 57,337,968
                                                                                              ============

ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.

----------------------------------------------------------------------------------------------------------
                              see accompanying notes to financial statements
----------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 31

Statements of Assets and Liabilities

                                                               December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                    FIRSTHAND                 FIRSTHAND                 FIRSTHAND
                                                                    TECHNOLOGY                TECHNOLOGY                TECHNOLOGY
                                                                       VALUE                   LEADERS                  INNOVATORS
                                                                       FUND                     FUND                      FUND
====================================================================================================================================
ASSETS
Investment securities:
  Unaffiliated issuers at acquisition cost                        $ 1,292,138,569          $   166,222,912          $    97,707,693
  Affiliated issuers at acquisition cost                              164,672,600                       --               15,726,920
                                                                  -----------------------------------------------------------------
    Total acquisition cost                                        $ 1,456,811,169          $   166,222,912          $   113,434,613
                                                                  =================================================================
  Unaffiliated issuers at market value                            $   804,888,570          $   156,757,137          $    84,371,903
  Affiliated issuers at market value                                   74,793,765                       --                4,788,095
                                                                  -----------------------------------------------------------------
    Total market value (Note 2)                                       879,682,335              156,757,137               89,159,998
Cash                                                                       16,481                       --                    1,739
Receivable for capital shares sold                                        643,472                  188,661                   81,641
Receivable for securities sold                                          2,306,175                       --                  574,593
Receivables from dividends and interest                                   281,453                   30,828                   38,972
Deferred trustee compensation (Note 6)                                     88,625                   48,338                   48,338
                                                                  -----------------------------------------------------------------
  TOTAL ASSETS                                                        883,018,541              157,024,964               89,905,281
                                                                  -----------------------------------------------------------------

LIABILITIES
Payable for capital shares redeemed                                     4,055,598                  386,594                  687,673
Payable for securities purchased                                               --                       --                  916,293
Payable to affiliates (Note 4)                                          1,435,372                  256,879                  148,234
Payable for trustee compensation (Note 6)                                  88,625                   48,338                   48,338
Payable to custodian                                                           --                  191,484                       --
                                                                  -----------------------------------------------------------------
  TOTAL LIABILITIES                                                     5,579,595                  883,295                1,800,538
                                                                  -----------------------------------------------------------------

NET ASSETS                                                        $   877,438,946          $   156,141,669          $    88,104,743
                                                                  =================================================================

Net assets consist of:
  Paid-in-capital                                                 $ 3,655,157,364          $   494,254,879          $   456,435,763
  Accumulated net realized losses from
    security transactions and
    foreign currency                                               (2,200,589,584)            (328,647,435)            (344,056,405)
  Net unrealized depreciation on
    investments and foreign currency                                 (577,128,834)              (9,465,775)             (24,274,615)
                                                                  -----------------------------------------------------------------

NET ASSETS                                                        $   877,438,946          $   156,141,669          $    88,104,743
                                                                  =================================================================

Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                                     27,791,452                9,061,760                7,619,910
                                                                  =================================================================
Net asset value, redemption price
  and offering price per share (Note 2)                           $         31.57          $         17.23          $         11.56
                                                                  =================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                                               December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       FIRSTHAND
                                                                                          FIRSTHAND                      GLOBAL
                                                                                          E-COMMERCE                   TECHNOLOGY
                                                                                             FUND                         FUND
====================================================================================================================================
ASSETS
Investment securities:
  Unaffiliated issuers at acquisition cost                                              $  58,358,628                 $  49,884,764
  Affiliated issuers at acquisition cost                                                           --                            --
                                                                                        -------------------------------------------
    Total acquisition cost                                                              $  58,358,628                 $  49,884,764
                                                                                        ===========================================
  Unaffiliated issuers at market value                                                  $  66,759,825                 $  57,461,885
  Affiliated issuers at market value                                                               --                            --
                                                                                        -------------------------------------------
    Total market value (Note 2)                                                            66,759,825                    57,461,885
Cash                                                                                              719                            --
Receivable for capital shares sold                                                              7,393                       539,450
Receivable for securities sold                                                                350,002                            --
Receivables from dividends and interest                                                           903                           247
Deferred trustee compensation (Note 6)                                                         48,338                        34,207
                                                                                        -------------------------------------------
  TOTAL ASSETS                                                                             67,167,180                    58,035,789
                                                                                        -------------------------------------------

LIABILITIES
Payable for capital shares redeemed                                                           611,937                       526,534
Payable for securities purchased                                                                   --                            --
Payable to affiliates (Note 4)                                                                108,994                        93,232
Payable for trustee compensation (Note 6)                                                      48,338                        34,207
Payable to custodian                                                                               --                        43,848
                                                                                        -------------------------------------------
  TOTAL LIABILITIES                                                                           769,269                       697,821
                                                                                        -------------------------------------------

NET ASSETS                                                                              $  66,397,911                 $  57,337,968
                                                                                        ===========================================

Net assets consist of:
  Paid-in-capital                                                                       $ 473,249,225                 $ 129,199,997
  Accumulated net realized losses from
    security transactions and foreign
    currency                                                                             (415,252,511)                  (79,439,150)
  Net unrealized appreciation on
    investments and foreign currency                                                        8,401,197                     7,577,121
                                                                                        -------------------------------------------

NET ASSETS                                                                              $  66,397,911                 $  57,337,968
                                                                                        ===========================================

Shares of beneficial interest
  outstanding (unlimited number of
  shares authorized, no par value)                                                         21,668,992                    12,429,897
                                                                                        ===========================================
Net asset value, redemption price
  and offering price per share (Note 2)                                                 $        3.06                 $        4.61
                                                                                        ===========================================

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 33

Statements of Operations
                                            For the Year Ended December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        FIRSTHAND               FIRSTHAND               FIRSTHAND
                                                                        TECHNOLOGY              TECHNOLOGY              TECHNOLOGY
                                                                           VALUE                 LEADERS                INNOVATORS
                                                                           FUND                    FUND                    FUND
====================================================================================================================================
INVESTMENT INCOME
  Interest                                                            $     353,527           $      32,857           $      91,086
  Dividends *                                                             1,199,235                 312,440                  11,170
  Securities lending (Note 2)                                               212,700                  47,062                 106,338
                                                                      -------------------------------------------------------------
    TOTAL INVESTMENT INCOME                                               1,765,462                 392,359                 208,594
                                                                      -------------------------------------------------------------

EXPENSES
  Investment advisory fees (Note 4)                                      10,149,078               1,953,954               1,136,971
  Administrative fees (Note 4)                                            2,712,845                 586,186                 341,091
                                                                      -------------------------------------------------------------
    TOTAL EXPENSES                                                       12,861,923               2,540,140               1,478,062
                                                                      -------------------------------------------------------------

NET INVESTMENT LOSS                                                     (11,096,461)             (2,147,781)             (1,269,468)
                                                                      -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized losses from security
    transactions and foreign currency
    (including realized loss of
    $(1,250,857), $0, and $0,
    respectively, on sales of investments
    in affiliated issuers)                                             (350,024,846)            (60,900,509)            (49,128,316)
  Net change in unrealized appreciation
    on investments and
    foreign currency                                                    718,573,278             125,196,291              83,337,829
                                                                      -------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                  368,548,432              64,295,782              34,209,513
                                                                      -------------------------------------------------------------

NET INCREASE IN NET
  ASSETS FROM OPERATIONS                                              $ 357,451,971           $  62,148,001           $  32,940,045
                                                                      =============================================================

* Net of foreign tax withholding                                      $       8,554           $      13,216           $          --
                                                                      =============================================================

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                            For the Year Ended December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        FIRSTHAND
                                                                                           FIRSTHAND                      GLOBAL
                                                                                           E-COMMERCE                   TECHNOLOGY
                                                                                              FUND                         FUND
====================================================================================================================================
INVESTMENT INCOME
  Interest                                                                                $     14,043                 $     22,274
  Dividends *                                                                                   26,671                       23,967
  Securities lending (Note 2)                                                                   99,323                       21,917
                                                                                          -----------------------------------------
    TOTAL INVESTMENT INCOME                                                                    140,037                       68,158
                                                                                          -----------------------------------------

EXPENSES
  Investment advisory fees (Note 4)                                                            898,434                      563,709
  Administrative fees (Note 4)                                                                 269,530                      169,113
                                                                                          -----------------------------------------
    TOTAL EXPENSES                                                                           1,167,964                      732,822
                                                                                          -----------------------------------------

NET INVESTMENT LOSS                                                                         (1,027,927)                    (664,664)
                                                                                          -----------------------------------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized losses from security
    transactions and foreign currency
    (including realized loss of $0 and $0,
    respectively, on sales of investments
    in affiliated issuers)                                                                  (6,028,799)                  (8,818,502)
  Net change in unrealized appreciation
    on investments and
    foreign currency                                                                        30,614,322                   30,956,070
                                                                                          -----------------------------------------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                                      24,585,523                   22,137,568
                                                                                          -----------------------------------------

NET INCREASE IN NET
  ASSETS FROM OPERATIONS                                                                  $ 23,557,596                 $ 21,472,904
                                                                                          =========================================

* Net of foreign tax withholding                                                          $         --                 $      2,874
                                                                                          =========================================

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 35

Statements of Changes in Net Assets

For the Years Ended December 31, 2003, and December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                FIRSTHAND TECHNOLOGY
                                                                                                --------------------
                                                                                                     VALUE FUND
                                                                                                     ----------
                                                                                          Year                        Year
                                                                                          Ended                       Ended
                                                                                        12/31/03                    12/31/02
====================================================================================================================================
FROM OPERATIONS:
  Net investment loss                                                                $   (11,096,461)            $   (12,434,971)
  Net realized losses from security transactions
    and foreign currency                                                                (350,024,846)               (698,493,252)
  Net change in unrealized appreciation
    (depreciation) on investments                                                        718,573,278                 (45,529,784)
                                                                                     -------------------------------------------
  Net increase (decrease) in net assets
    from operations                                                                      357,451,971                (756,458,007)
                                                                                     -------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                              255,958,697 (B)              88,398,134 (B)
  Proceeds received in merger                                                                     --                  24,246,552 (B)
  Payments for shares redeemed (A)                                                      (228,652,238)(B)            (313,374,778)(B)
                                                                                     -------------------------------------------
  Net increase (decrease) in net assets from
    capital share transactions                                                            27,306,459                (200,730,092)
                                                                                     -------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  384,758,430                (957,188,099)

NET ASSETS:
  Beginning of year                                                                      492,680,516               1,449,868,615
                                                                                     -------------------------------------------
  End of year                                                                        $   877,438,946             $   492,680,516
                                                                                     ===========================================

CAPITAL SHARE ACTIVITY:
  Shares sold                                                                              9,387,545 (B)               3,332,459 (B)
  Shares issued in exchange for proceeds
    received in merger                                                                            --                   1,328,422 (B)
  Shares redeemed                                                                         (8,835,656)(B)             (12,570,647)(B)
                                                                                     -------------------------------------------
  Net increase (decrease) in shares outstanding                                              551,889                  (7,909,766)
  Shares outstanding, beginning of year                                                   27,239,563                  35,149,329
                                                                                     -------------------------------------------
  Shares outstanding, end of year                                                         27,791,452                  27,239,563
                                                                                     ===========================================

(A)   Net of redemption fees of $82,976 and $615,400, respectively.
(B)   See Note 5 of notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

For the Years Ended December 31, 2003, and December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIRSTHAND TECHNOLOGY
                                                                                                    --------------------
                                                                                                        LEADERS FUND
                                                                                                        ------------
                                                                                              Year                         Year
                                                                                              Ended                        Ended
                                                                                            12/31/03                     12/31/02
====================================================================================================================================
FROM OPERATIONS:
  Net investment loss                                                                     $  (2,147,781)              $  (2,601,143)
  Net realized losses from security transactions
    and foreign currency                                                                    (60,900,509)                (92,835,353)
  Net change in unrealized appreciation
    (depreciation) on investments                                                           125,196,291                  (1,696,371)
                                                                                          -----------------------------------------
  Net increase (decrease) in net assets from
    operations                                                                               62,148,001                 (97,132,867)
                                                                                          -----------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                                  24,579,927                  16,238,727
  Payments for shares redeemed (A)                                                          (35,578,744)                (55,395,843)
                                                                                          -----------------------------------------
  Net decrease in net assets from
    capital share transactions                                                              (10,998,817)                (39,157,116)
                                                                                          -----------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      51,149,184                (136,289,983)

NET ASSETS:
  Beginning of year                                                                         104,992,485                 241,282,468
                                                                                          -----------------------------------------
  End of year                                                                             $ 156,141,669               $ 104,992,485
                                                                                          =========================================

CAPITAL SHARE ACTIVITY:
  Shares sold                                                                                 1,727,472                   1,098,447
  Shares redeemed                                                                            (2,526,281)                 (4,032,596)
                                                                                          -----------------------------------------
  Net decrease in shares outstanding                                                           (798,809)                 (2,934,149)
  Shares outstanding, beginning of year                                                       9,860,569                  12,794,718
                                                                                          -----------------------------------------
  Shares outstanding, end of year                                                             9,061,760                   9,860,569
                                                                                          =========================================

(A)   Net of redemption fees of $17,446 and $123,058, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 37

For the Years Ended December 31, 2003, and December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    FIRSTHAND TECHNOLOGY
                                                                                                    --------------------
                                                                                                       INNOVATORS FUND
                                                                                                       ---------------
                                                                                              Year                        Year
                                                                                              Ended                       Ended
                                                                                             12/31/03                   12/31/02
====================================================================================================================================
FROM OPERATIONS:
  Net investment loss                                                                     $  (1,269,468)              $  (1,720,604)
  Net realized losses from security transactions
    and foreign currency                                                                    (49,128,316)                (80,035,444)
  Net change in unrealized appreciation
    (depreciation) on investments                                                            83,337,829                 (21,532,983)
                                                                                          -----------------------------------------
  Net increase (decrease) in net assets from
    operations                                                                               32,940,045                (103,289,031)
                                                                                          -----------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                                  18,073,624                  18,389,409
  Payments for shares redeemed (A)                                                          (25,530,349)                (57,421,917)
                                                                                          -----------------------------------------
  Net decrease in net assets from capital
    share transactions                                                                       (7,456,725)                (39,032,508)
                                                                                          -----------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      25,483,320                (142,321,539)

NET ASSETS:
  Beginning of year                                                                          62,621,423                 204,942,962
                                                                                          -----------------------------------------
  End of year                                                                             $  88,104,743               $  62,621,423
                                                                                          =========================================

CAPITAL SHARE ACTIVITY:
  Shares sold                                                                                 1,778,585                   1,677,517
  Shares redeemed                                                                            (2,602,998)                 (5,731,525)
                                                                                          -----------------------------------------
  Net decrease in shares outstanding                                                           (824,413)                 (4,054,008)
  Shares outstanding, beginning of year                                                       8,444,323                  12,498,331
                                                                                          -----------------------------------------
  Shares outstanding, end of year                                                             7,619,910                   8,444,323
                                                                                          =========================================

(A)   Net of redemption fees of $24,200 and $223,848, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

For the Years Ended December 31, 2003, and December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FIRSTHAND
                                                                                                          ---------
                                                                                                       E-COMMERCE FUND
                                                                                                       ---------------
                                                                                               Year                       Year
                                                                                               Ended                      Ended
                                                                                              12/31/03                   12/31/02
====================================================================================================================================
FROM OPERATIONS:
  Net investment loss                                                                       $ (1,027,927)              $ (1,116,736)
  Net realized losses from security transactions
    and foreign currency                                                                      (6,028,799)               (86,992,138)
  Net change in unrealized appreciation
    on investments and
    foreign currency                                                                          30,614,322                 51,666,318
                                                                                            ---------------------------------------
  Net increase (decrease) in net assets from
    operations                                                                                23,557,596                (36,442,556)
                                                                                            ---------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                                   11,440,088                  5,580,001
  Payments for shares redeemed (A)                                                           (20,434,064)               (16,762,275)
                                                                                            ---------------------------------------
  Net decrease in net assets
    from capital share transactions                                                           (8,993,976)               (11,182,274)
                                                                                            ---------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       14,563,620                (47,624,830)

NET ASSETS:
  Beginning of year                                                                           51,834,291                 99,459,121
                                                                                            ---------------------------------------
  End of year                                                                               $ 66,397,911               $ 51,834,291
                                                                                            =======================================

CAPITAL SHARE ACTIVITY:
  Shares sold                                                                                  4,320,048                  2,277,890
  Shares redeemed                                                                             (7,623,899)                (7,140,442)
                                                                                            ---------------------------------------
  Net decrease in shares outstanding                                                          (3,303,851)                (4,862,552)
  Shares outstanding, beginning of year                                                       24,972,843                 29,835,395
                                                                                            ---------------------------------------
  Shares outstanding, end of year                                                             21,668,992                 24,972,843
                                                                                            =======================================

(A)   Net of redemption fees of $7,309 and $63,730, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 39

For the Years Ended December 31, 2003, and December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FIRSTHAND GLOBAL
                                                                                                      ----------------
                                                                                                       TECHNOLOGY FUND
                                                                                                       ---------------
                                                                                               Year                        Year
                                                                                               Ended                       Ended
                                                                                              12/31/03                   12/31/02
====================================================================================================================================
FROM OPERATIONS:
  Net investment loss                                                                       $   (664,664)              $   (566,565)
  Net realized losses from security transactions
    and foreign currency                                                                      (8,818,502)               (19,266,630)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency                                                                          30,956,070                 (6,065,442)
                                                                                            ---------------------------------------
  Net increase (decrease) in net assets from
    operations                                                                                21,472,904                (25,898,637)
                                                                                            ---------------------------------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                                   46,141,349                  5,167,632
  Payments for shares redeemed (A)                                                           (30,500,852)               (12,025,243)
                                                                                            ---------------------------------------
  Net increase (decrease) in net assets
    from capital share transactions                                                           15,640,497                 (6,857,611)
                                                                                            ---------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       37,113,401                (32,756,248)

NET ASSETS:
  Beginning of year                                                                           20,224,567                 52,980,815
                                                                                            ---------------------------------------
  End of year                                                                               $ 57,337,968               $ 20,224,567
                                                                                            =======================================

CAPITAL SHARE ACTIVITY:
  Shares sold                                                                                 11,641,914                  1,516,675
  Shares redeemed                                                                             (7,553,371)                (3,481,536)
                                                                                            ---------------------------------------
  Net increase (decrease) in shares outstanding                                                4,088,543                 (1,964,861)
  Shares outstanding, beginning of year                                                        8,341,354                 10,306,215
                                                                                            ---------------------------------------
  Shares outstanding, end of year                                                             12,429,897                  8,341,354
                                                                                            =======================================

(A)   Net of redemption fees of $1,216 and $31,274, respectively.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Financial Highlights - Firsthand Technology Value Fund

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year           Year            Year            Year
                                                           Ended           Ended          Ended           Ended           Ended
                                                         12/31/03        12/31/02        12/31/01        12/31/00        12/31/99
====================================================================================================================================
Net asset value at
  beginning of year                                      $   18.09       $   41.25       $   74.33       $   90.52       $   32.24
                                                         -------------------------------------------------------------------------

Income from investment
  operations:
    Net investment loss                                      (0.40)          (0.46)          (0.65)          (1.14)          (0.35)
    Net realized and
      unrealized gains
      (losses) on investments                                13.88          (22.72)         (32.16)          (7.29)          61.36
                                                         -------------------------------------------------------------------------
Total from investment
  operations                                                 13.48          (23.18)         (32.81)          (8.43)          61.01
                                                         -------------------------------------------------------------------------

Less distributions:
  Dividends from net
    investment income                                           --              --              --              --              --
  Distributions from net
    realized gains                                              --              --           (0.38)          (7.86)          (2.71)
  Distributions in excess of
    net realized gains                                          --              --              --              --           (0.02)
                                                         -------------------------------------------------------------------------
Total distributions                                             --              --           (0.38)          (7.86)          (2.73)
                                                         -------------------------------------------------------------------------

Paid-in-capital from
  redemption fees (Note 2)                                    0.00 (A)        0.02            0.11            0.10              --
                                                         -------------------------------------------------------------------------

Net asset value at end of
  year                                                   $   31.57       $   18.09       $   41.25       $   74.33       $   90.52
                                                         =========================================================================

Total return                                                 74.52%         (56.15%)        (44.00%)         (9.97%)        190.40%
                                                         =========================================================================

Net assets at end of year
  (millions)                                             $   877.4       $   492.7       $ 1,449.9       $ 3,030.8       $ 1,355.6
                                                         =========================================================================

Ratio of expenses to
  average net assets                                          1.90%           1.89%           1.84%           1.83%           1.91%

Ratio of net investment loss
  to average net assets                                      (1.64%)         (1.56%)         (1.20%)         (1.29%)         (1.27%)

Portfolio turnover rate                                         38%             44%             57%             59%             41%


(A)   Amount is less than $0.01.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 41

Financial Highlights - Firsthand Technology Leaders Fund

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            Year            Year           Year             Year           Year
                                                            Ended           Ended          Ended            Ended          Ended
                                                           12/31/03        12/31/02       12/31/01         12/31/00       12/31/99
====================================================================================================================================
Net asset value at
  beginning of year                                        $ 10.65         $ 18.86         $ 33.84         $ 44.68         $ 17.94
                                                           -----------------------------------------------------------------------

Income from investment
  operations:
    Net investment loss                                      (0.24)          (0.26)          (0.41)          (0.67)          (0.17)
    Net realized and
      unrealized gains
      (losses) on investments                                 6.82           (7.96)         (14.62)         (10.19)          27.40
                                                           -----------------------------------------------------------------------
Total from investment
  operations                                                  6.58           (8.22)         (15.03)         (10.86)          27.23
                                                           -----------------------------------------------------------------------

Less distributions:
  Dividends from net
    investment income                                           --              --              --              --              --
  Distributions from net
    realized gains                                              --              --              --           (0.01)          (0.49)
  Distributions in excess of
    net realized gains                                          --              --              --              --              --
                                                           -----------------------------------------------------------------------
Total distributions                                             --              --              --           (0.01)          (0.49)
                                                           -----------------------------------------------------------------------

Paid-in-capital from
  redemption fees (Note 2)                                    0.00 (A)        0.01            0.05            0.03              --
                                                           -----------------------------------------------------------------------

Net asset value at end of
  year                                                     $ 17.23         $ 10.65         $ 18.86         $ 33.84         $ 44.68
                                                           =======================================================================

Total return                                                 61.78%         (43.53%)        (44.27%)        (24.23%)        152.58%
                                                           =======================================================================

Net assets at end of year
  (millions)                                               $ 156.1         $ 105.0         $ 241.3         $ 517.2         $ 395.6
                                                           =======================================================================

Ratio of expenses to
  average net assets                                          1.95%           1.95%           1.93%           1.90%           1.94%

Ratio of net investment loss
  to average net assets                                      (1.65%)         (1.63%)         (1.54%)         (1.44%)         (1.27%)

Portfolio turnover rate                                         28%             46%             44%             35%             16%

(A)   Amount is less than $0.01.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Financial Highlights - Firsthand Technology Innovators Fund

 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year            Year           Year           Year           Year
                                                               Ended           Ended          Ended          Ended          Ended
                                                              12/31/03       12/31/02        12/31/01       12/31/00       12/31/99
====================================================================================================================================
Net asset value at beginning
  of year                                                      $  7.42        $ 16.40        $ 23.13        $ 49.36        $ 16.01
                                                               -------------------------------------------------------------------

Income from investment
  operations:
    Net investment loss                                          (0.17)         (0.20)         (0.24)         (0.85)         (0.06)
    Net realized and
      unrealized gains
      (losses) on investments                                     4.31          (8.80)         (6.51)        (16.84)         33.98
                                                               -------------------------------------------------------------------
Total from investment
  operations                                                      4.14          (9.00)         (6.75)        (17.69)         33.92
                                                               -------------------------------------------------------------------

Less distributions:
  Dividends from net
    investment income                                               --             --             --             --             --
  Distributions from net
    realized gains                                                  --             --             --          (8.55)         (0.57)
  Distributions in excess
    of net realized gains                                           --             --             --             --             --
                                                               -------------------------------------------------------------------
Total distributions                                                 --             --             --          (8.55)         (0.57)
                                                               -------------------------------------------------------------------

Paid-in-capital from
  redemption fees (Note 2)                                        0.00 (A)       0.02           0.02           0.01             --
                                                               -------------------------------------------------------------------

Net asset value at end of
  year                                                         $ 11.56        $  7.42        $ 16.40        $ 23.13        $ 49.36
                                                               ===================================================================

Total return                                                     55.80%        (54.76%)       (29.10%)       (37.94%)       212.34%
                                                               ===================================================================

Net assets at end of year
  (millions)                                                   $  88.1        $  62.6        $ 204.9        $ 300.4        $ 603.9
                                                               ===================================================================

Ratio of expenses to
  average net assets                                              1.95%          1.95%          1.94%          1.90%          1.93%

Ratio of net investment loss
  to average net assets                                          (1.67%)        (1.66%)        (1.43%)        (1.51%)        (0.59%)

Portfolio turnover rate                                             64%            53%            63%            89%            44%

(A)   Amount is less than $0.01.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 43

Financial Highlights - Firsthand e-Commerce Fund

                                        Selected Per Share Data and Ratios for a
                                        Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year          Year            Year           Period
                                                             Ended          Ended         Ended           Ended          Ended
                                                           12/31/03       12/31/02       12/31/01        12/31/00       12/31/99 (A)
====================================================================================================================================
Net asset value at beginning
  of period                                                 $  2.08        $  3.33        $  6.63        $ 14.86        $ 10.00
                                                            ------------------------------------------------------------------------

Income from investment
operations:
  Net investment income (loss)                                (0.05)         (0.04)         (0.04)         (0.21)       0.00 (B)
  Net realized and unrealized
    gains (losses)
    on investments                                             1.03          (1.21)         (3.26)         (7.99)          4.86
                                                            ------------------------------------------------------------------------
Total from investment operations                               0.98          (1.25)         (3.30)         (8.20)          4.86
                                                            ------------------------------------------------------------------------

Less distributions:
  Dividends from net
    investment income                                            --             --             --          (0.00) (B)        --
  Distributions from net
    realized gains                                               --             --             --          (0.05)            --
  Distributions in excess
    of net realized gains                                        --             --             --             --             --
                                                            ------------------------------------------------------------------------
Total distributions                                              --             --             --          (0.05)            --
                                                            ------------------------------------------------------------------------

Paid-in-capital from
  redemption fees (Note 2)                                     0.00 (B)       0.00 (B)       0.00 (B)       0.02             --
                                                            ------------------------------------------------------------------------

Net asset value at end
  of period                                                 $  3.06        $  2.08        $  3.33        $  6.63        $ 14.86
                                                            ========================================================================

Total return                                                  47.12%        (37.54%)       (49.77%)       (55.08%)        48.60% (C)
                                                            ========================================================================

Net assets at end of period
  (millions)                                                $  66.4        $  51.8        $  99.5        $ 216.5        $ 298.7
                                                            ========================================================================

Ratio of expenses to
  average net assets                                           1.95%          1.95%          1.95%          1.92%          1.95% (D)

Ratio of net investment income
  (loss) to average net assets                                (1.72%)        (1.69%)        (1.13%)        (1.44%)         0.05% (D)

Portfolio turnover rate                                          46%            61%            67%            73%             0%

(A)   Represents the period from the  commencement of operations
      (September 30, 1999) through December 31, 1999.
(B)   Amount is less than $0.01.
(C)   Not annualized.
(D)   Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]Firsthand(R)

Financial Highlights - Firsthand Global Technology Fund

                                        Selected Per Share Data and Ratios for a
                                        Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year             Year            Year             Period
                                                                      Ended            Ended           Ended             Ended
                                                                     12/31/03         12/31/02        12/31/01          12/31/00 (A)
====================================================================================================================================
Net asset value at beginning of
  period                                                             $  2.42          $  5.14          $  8.75          $ 10.00
                                                                     ---------------------------------------------------------------

Income from investment operations:
  Net investment income (loss)                                         (0.05)           (0.07)           (0.07)            0.04
  Net realized and unrealized
    gains (losses) on investments                                       2.24            (2.65)           (3.57)           (1.28)
                                                                     ---------------------------------------------------------------
Total from investment operations                                        2.19            (2.72)           (3.64)           (1.24)
                                                                     ---------------------------------------------------------------

Less distributions:
  Dividends from net investment
    income                                                                --               --               --            (0.03)
  Distributions from net realized
    gains                                                                 --               --               --               --
  Distributions in excess of net
    realized gains                                                        --               --               --               --
                                                                     ---------------------------------------------------------------
Total distributions                                                       --               --               --            (0.03)
                                                                     ---------------------------------------------------------------

Paid-in-capital from
  redemption fees (Note 2)                                              0.00 (B)         0.00 (B)         0.03             0.02
                                                                     ---------------------------------------------------------------

Net asset value at end of period                                     $  4.61          $  2.42          $  5.14          $  8.75
                                                                     ===============================================================

Total return                                                           90.50%          (52.92%)         (41.26%)         (12.18%)(C)
                                                                     ===============================================================

Net assets at end of period
  (millions)                                                         $  57.3          $  20.2          $  53.0          $ 125.3
                                                                     ===============================================================

Ratio of expenses to average
  net assets                                                            1.95%            1.95%            1.95%            1.95%(D)

Ratio of net investment income
  (loss) to average net assets                                         (1.77%)          (1.73%)          (0.95%)           1.66%(D)

Portfolio turnover rate                                                   50%              26%              67%               0%

(A)   Represents the period from the  commencement of operations
      (September 29, 2000) through December 31, 2000.
(B)   Amount is less than $0.01.
(C)   Not annualized.
(D)   Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                           see accompanying notes to financial statements
------------------------------------------------------------------------------------------------------------------------------------


                                                         2003 Annual Report | 45

Notes to Financial Statements

                                                               December 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. Organization

Each of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund (the "Funds") is a non-diversified series of Firsthand Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust, a Delaware statutory trust, was organized on November 8, 1993. The inception date for each Fund (the date on which a net asset value was first determined for that Fund) is as follows:

        FUND                                        INCEPTION DATE
        --------------------------------------------------------------
        Firsthand Technology Value Fund             May 20, 1994*
        --------------------------------------------------------------
        Firsthand Technology Leaders Fund           December 10, 1997
        --------------------------------------------------------------
        Firsthand Technology Innovators Fund        May 20, 1998
        --------------------------------------------------------------
        Firsthand e-Commerce Fund                   September 30, 1999
        --------------------------------------------------------------
        Firsthand Global Technology Fund            September 29, 2000
        --------------------------------------------------------------

* Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC effective date for the Investor Class is December 15, 1994. Firsthand Technology Value Fund Advisor Class commenced operations on February 1, 2002 and liquidated on February 28, 2003. Each Fund currently offers one class of shares - Investor Class shares.

Each Fund's investment objective is long-term growth of capital.

Firsthand Technology Value Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that Firsthand Capital Management, Inc. (the "Investment Adviser") believes are undervalued and have potential for capital appreciation.

Firsthand Technology Leaders Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that the Investment Adviser believes hold dominant competitive positions in high-growth industries.

Firsthand Technology Innovators Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies that the Investment Adviser considers to be best positioned to introduce "breakthrough" products in the fastest-growing markets in the technology sector.

Firsthand e-Commerce Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that provide products, services, and technologies that facilitate the growth of electronic commerce.

Firsthand Global Technology Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in high-technology companies, both domestic and foreign, that the Investment Adviser considers best positioned to benefit significantly from the adoption of new technologies worldwide.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities Valuation--A Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued according to the Nasdaq official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

Share Valuation--The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund's net asset value per share. Prior to April 30, 2003, the Investor Class shares of each Fund were charged a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund retained the fee charged as paid-in-capital and such fees became part of that Fund's daily NAV calculation.

Repurchase Agreements--Repurchase agreements, which must be secured with collateral of a credit quality at least equal to a Fund's investment criteria for its portfolio securities, are valued at cost, which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the value of the underlying securities, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities and losses.

Investment Income--Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 47

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Loans of Portfolio Securities--Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of its total assets.

At December 31, 2003, Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund did not have any securities on loan.

Foreign Securities--Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.

Options--The Funds (other than Firsthand Technology Value Fund) may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, a Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

Distributions to Shareholders--Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Reclassification of Capital Accounts - The Funds account and report for distributions to shareholders in accordance with the American Institute of
Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2003, each Fund recorded the following reclassifications to the accounts listed below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          INCREASE (DECREASE)
                               -----------------------------------------------------------------------
                               Paid-in-Capital              Accumulated Net            Accumulated Net
                                                            Investment Loss             Realized Loss
--------------------s----------------------------------------------------------------------------------
Firsthand Technology
  Value Fund                     $(11,096,461)               $ 11,096,461               $         --
Firsthand Technology
  Leaders Fund                     (2,147,781)                  2,147,781                         --
Firsthand Technology
  Innovators Fund                  (1,269,468)                  1,269,468                         --
Firsthand
  e-Commerce Fund                  (1,027,927)                  1,027,927                         --
Firsthand Global
  Technology Fund                    (664,336)                    664,664                       (328)

Security Transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax -- Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2003.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 49

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   Firsthand            Firsthand           Firsthand                                 Firsthand
                                   Technology           Technology          Technology           Firsthand              Global
                                     Value                Leaders           Innovators           e-Commerce           Technology
                                     Fund                  Fund                Fund                 Fund                 Fund
===================================================================================================================================
Gross unrealized
  appreciation                  $   159,324,915      $    30,446,332      $    13,179,775      $    17,892,278      $    11,711,905

Gross unrealized
  depreciation                     (788,777,637)         (40,228,404)         (37,454,390)         (12,345,813)          (4,134,784)
                                ---------------------------------------------------------------------------------------------------

Net unrealized
  appreciation
  (depreciation)                $  (629,452,722)     $    (9,782,072)     $   (24,274,615)     $     5,546,465      $     7,577,121
                                ===================================================================================================

Federal income
  tax cost                      $ 1,509,135,057      $   166,539,209      $   113,434,613      $    61,213,360      $    49,884,764
                                ===================================================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations. As of December 31, 2003, the Funds had capital loss carryforwards for federal income tax purposes as follows:

                                       Total Capital
                                           Loss
                                       Carryforward       Expiring 2008       Expiring 2009       Expiring 2010       Expiring 2011
====================================================================================================================================
Firsthand Technology
  Value Fund                          $2,057,175,007      $           --      $1,092,189,416      $  634,016,220      $  330,969,371

Firsthand Technology
  Leaders Fund                           305,199,347           7,699,026         134,863,157         109,312,900          53,324,264

Firsthand Technology
  Innovators Fund                        344,056,405                  --         195,444,987          87,067,727          61,543,691

Firsthand e-Commerce
  Fund                                   412,397,779                  --         265,070,969         141,312,315           6,014,495

Firsthand Global
  Technology Fund                         79,375,459                  --          50,042,299          13,149,532          16,183,628

For Firsthand Technology Value Fund, $7,924,308 of the $1,092,189,416 capital loss carryforward expiring in 2009 was acquired in the reorganization with Firsthand Communications Fund. Firsthand Technology Value Fund, Firsthand
Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund realized net capital losses of $91,090,689, $23,131,791, $0, $0, and $63,691, respectively, during the period from November 1, 2003, through December 31,

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2003, which are treated for federal income tax purposes as arising in the tax year ending December 31, 2004.

3. Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the year ended December 31, 2003.

                                   Firsthand           Firsthand         Firsthand                             Firsthand
                                   Technology          Technology        Technology        Firsthand             Global
                                      Value             Leaders          Innovators        e-Commerce          Technology
                                      Fund               Fund               Fund              Fund                Fund
==========================================================================================================================
Purchase of
  investment securities           $287,065,490       $ 35,786,025       $ 46,042,413       $ 26,826,391       $ 32,120,592
                                  ========================================================================================
Proceeds from
  sales and maturities
  of investment
  securities                      $246,865,820       $ 47,800,692       $ 54,425,980       $ 36,866,479       $ 17,169,873
                                  ========================================================================================

4. Investment Advisory and Administration Agreements

Certain trustees and officers of the Trust are also officers of the Investment Adviser, or State Street Bank and Trust Company ("State Street"), which is the sub-administrator, shareholder servicing and transfer agent, investment accounting agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Investment Adviser pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objectives, policies, and limitations. The Investment Adviser is responsible for
(i) compensation of any of the Fund's trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser's personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each such Fund to the extent necessary to limit a Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 51

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the "Administration Agreement").

Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund's operating expenses excluding independent trustees' compensation; brokerage and commission expenses; fees payable under "Rule 12b-1 plans", if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses.

For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Adviser has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Adviser (not the Funds) pays to State Street the fees for the administrative services provided by State Street.

5. Capital Shares

Capital share transactions for Firsthand Technology Value Fund for the period ended December 31, 2003, are noted below:

                                            INVESTOR CLASS                       ADVISOR CLASS
                                    ==============================================================
                                      Shares               Amount            Shares         Amount
Shares sold                          9,387,545         $ 255,958,697             --        $    --
Shares redeemed                     (8,835,652)         (228,652,163)        (4.486)        (75.18)
                                    --------------------------------------------------------------
Net increase (decrease) from
 capital share transactions            551,893         $  27,306,534         (4.486)       $(75.18)
                                    ==============================================================

Capital share transactions for Firsthand Technology Value Fund for the period ended December 31, 2002, are noted below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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

Notes to Financial Statements (continued)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                             INVESTOR CLASS                        ADVISOR CLASS
                                    =================================================================
                                       Shares            Amount             Shares           Amount
Shares sold                           3,330,281       $  88,344,875        2,178.060       $53,259.36
Shares issued in conjunction
  with merger (Note 10)               1,328,422          24,246,552               --               --
Shares redeemed                     (12,568,473)       (313,323,073)      (2,173.574)      (51,705.10)
                                    -----------------------------------------------------------------
Net increase (decrease)
  from capital share transactions    (7,909,770)      $(200,731,646)           4.486       $ 1,554.26
                                    =================================================================

6. Deferred Compensation Agreement With Trustees

During the fiscal year ended December 31, 2000, the Trust entered into a deferred compensation agreement with the independent trustees of the Trust.

Under the deferred compensation agreement, each independent trustee may elect to defer some or all of his trustee fees. Each independent trustee is paid an annual retainer of $24,000, $6,000 for each regular meeting attended in person, and $1,000 for each special meeting attended. Deferred fees may be deemed invested in the Firsthand Funds selected by each independent trustee on a tax-deferred basis and deferred fees (and the income, gains, and losses credited during the deferral period) are payable at least two years after deferral date. Upon payment of any deferred fees (and the income, gains, and losses credited during the deferral period), each Fund will expense its pro rata share of those fees.

7. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the period ended December 31, 2003, is noted below:

                                                     SHARE ACTIVITY
                                -----------------------------------------------------
                                 Balance       Purchases          Sales       Balance      Realized         Value       Acquisition
Affiliate                        12/31/02                                    12/31/03        Loss          12/31/03         Cost
====================================================================================================================================
Firsthand Technology
Value Fund
Anaren, Inc.*                   1,611,900             --        400,000      1,211,900    $(1,250,857)    $17,112,028    $19,562,974
Clarisay,
  Inc. Series B & C*            9,799,550             --             --      9,799,550             --              --      4,383,855
Clarisay, Inc. Warrants
  06/03/2005                           --        500,000             --        500,000             --              --             --
Clarisay, Inc. Warrants
  07/07/2005                           --        500,000             --        500,000             --              --             --
Clarisay, Inc. Warrants
  08/07/2005                           --        500,000             --        500,000             --              --             --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 53

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                SHARE ACTIVITY
                                            -------------------------------------------------
                                              Balance         Purchases   Sales     Balance    Realized     Value        Acquisition
Affiliate                                    12/31/02                               12/31/03     Loss      12/31/03         Cost
====================================================================================================================================
Firsthand Technology
Value Fund (cont'd)
Clarisay, Inc. Warrants
  09/12/2005                                       --          250,000      --        250,000    $ --    $        --    $        --
Clarisay, Inc. Warrants
  09/19/2005                                       --          100,000      --        100,000      --             --             --
Clarisay, Inc. Warrants
  11/10/2005                                       --          500,000      --        500,000      --             --             --
Clarisay, Inc. 8.00%
  06/03/2005                                       --          500,000      --        500,000      --        214,285        500,000
Clarisay, Inc. 8.00%
  07/07/2005                                       --          500,000      --        500,000      --        214,285        500,000
Clarisay, Inc. 8.00%
  08/07/2005                                       --          500,000      --        500,000      --        214,285        500,000
Clarisay, Inc. 8.00%
  09/12/2005                                       --          250,000      --        250,000      --        107,142        250,000
Clarisay, Inc. 8.00%
  09/19/2005                                       --          100,000      --        100,000      --         42,857        100,000
Clarisay, Inc. 8.00%
  11/10/2005                                       --          500,000      --        500,000      --        214,285        500,000

Concord Communi-
  cations, Inc.                             1,189,300               --      --      1,189,300      --     23,750,321     47,259,501
Global Locate, Inc.
  Series A & C*                             6,030,896        1,111,111      --      7,142,007      --      6,942,242      6,144,355
Global Locate, Inc.
  Series C Warrants                                --          370,370      --        370,370      --          3,704             --
Global Locate, Inc.
  Common Stock
  Warrants                                         --           75,000      --         75,000      --            375             --
Maple Optical Systems,
  Inc. Series A-1                          10,352,054               --      --     10,352,054      --             --      3,623,219
Silicon Genesis Corp.
  Series 1-E                                       --        4,071,226      --      4,071,226      --      4,315,500      4,315,500
Silicon Genesis Corp.
  Series D                                    705,840**             --      --        705,840      --        791,900      7,999,994
Silicon Genesis Corp.
  Series 1-E Warrants                              --        1,257,859      --      1,257,859      --        334,339             --
Silicon Genesis Corp.
  Common Stock
  Warrants                                         --           37,982      --         37,982      --             38             --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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

Notes to Financial Statements (continued)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SHARE ACTIVITY
                                            -------------------------------------------------
                                               Balance        Purchases    Sales      Balance   Realized    Value        Acquisition
Affiliate                                     12/31/02                               12/31/03     Loss     12/31/03         Cost
====================================================================================================================================
Firsthand Technology
Value Fund (cont'd)
Silicon Genesis Corp.
  Series D Warrants                             26,469**             --      --         26,469    $ --    $        26    $        --

Stratex Networks, Inc.                       4,832,036               --      --      4,832,036      --     20,536,153     69,033,202
Zoran Corp.                                  1,460,500               --      --      1,460,500      --     25,398,095     24,473,777

Firsthand Technology
Innovators Fund
Clarisay, Inc. Series B                      2,861,519               --      --      2,861,519      --             --      2,618,290
Clarisay, Inc. Warrants
  05/08/2005                                        --          500,000      --        500,000      --             --             --
Clarisay, Inc. Warrants
  09/19/2005                                        --          150,000      --        150,000      --             --             --
Clarisay, Inc. Warrants
  10/10/2005                                        --          500,000      --        500,000      --             --             --
Clarisay, Inc. Warrants
  12/31/2010                                        --          109,290      --        109,290      --             --             --
Clarisay, Inc. 8.00%
  05/08/2005                                        --          500,000      --        500,000      --        214,285        500,000
Clarisay, Inc. 8.00%
  09/19/2005                                        --          150,000      --        150,000      --         64,285        150,000
Clarisay, Inc. 8.00%
  10/10/2005                                        --          500,000      --        500,000      --        214,285        500,000
Innovion Corp. Series C                      1,500,000               --      --      1,500,000      --      1,675,650      3,000,000
Innovion Corp. Warrants                             --          602,577      --        602,577      --            603             --
Innovion Corp. 8.00%
  03/07/2005                                        --          602,577      --        602,577      --        602,577        602,577
Maple Optical Systems,
  Inc. Series A-1                            9,647,945               --      --      9,647,945      --             --      3,376,781
Silicon Genesis Corp.
  Series C                                     155,556**             --      --        155,556      --        284,217      3,248,023
Silicon Genesis Corp.
  Series 1-E                                        --        1,633,254      --      1,633,254      --      1,731,249      1,731,249
Silicon Genesis Corp.
  Series 1-E Warrants                               --           94,339      --         94,339      --            944             --

* Amounts include shares from the merger of Firsthand Communications Fund into Firsthand Technology Value Fund.

** The beginning share amount has been adjusted to reflect a reverse stock split which occurred during the year ended

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 55

                                                              December 31, 2003.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund's investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2003, the Funds were invested in the following restricted securities:

Firsthand Technology Value Fund

Security                              Acquisition Date         Shares           Cost            Value       % Net Assets
------------------------------------------------------------------------------------------------------------------------
AuthenTec, Inc. Series C P/S            Apr. 4, 2003         1,472,495      $   738,000      $   738,000         0.08%
AuthenTec, Inc. Series C
  Warrants                              Apr. 4, 2003           392,665               --            3,927         0.00%
Caspian Networks, Inc.
  Series AAA P/S                       Feb. 21, 2002         3,378,104        3,378,104          810,745         0.09%
Celox Networks, Inc.
  Series A-1 P/S                       Aug. 23, 2002         1,000,000        1,200,000               --         0.00%
Celox Networks, Inc. C/S               Apr. 17, 2001           138,121       14,999,941               --         0.00%
Celox Networks, Inc.
  Series A-1 Warrants                  Aug. 23, 2002           500,000               --               --         0.00%
Centerpoint Broadband
  Technologies, Inc.
  Series D P/S                         Oct. 24, 2000            19,290          207,946               --         0.00%
Clarisay, Inc. Series B P/S            Jan. 24, 2001         2,605,306        2,383,855               --         0.00%
Clarisay, Inc. Series C P/S            Aug. 28, 2002         7,194,244        2,000,000               --         0.00%
Clarisay, Inc. 8.00%
  06/03/2005 C/N                        Jun. 3, 2003           500,000          500,000          214,285         0.02%
Clarisay, Inc. 8.00%
  07/07/2005 C/N                        Jul. 7, 2003           500,000          500,000          214,285         0.02%
Clarisay, Inc. 8.00%
  08/07/2005 C/N                        Aug. 7, 2003           500,000          500,000          214,285         0.02%
Clarisay, Inc. 8.00%
  09/12/2005 C/N                       Sept. 12, 2003          250,000          250,000          107,142         0.01%
Clarisay, Inc. 8.00%
  09/19/2005 C/N                       Sept. 19, 2003          100,000          100,000           42,857         0.00%
Clarisay, Inc. 8.00%
  11/10/2005 C/N                       Nov. 10, 2003           500,000          500,000          214,285         0.02%
Clarisay, Inc. Warrants
  06/03/2005                            Jun. 3, 2003           500,000               --               --         0.00%
Clarisay, Inc. Warrants
  07/07/2005                            Jul. 7, 2003           500,000               --               --         0.00%
Clarisay, Inc. Warrants
  08/07/2005                            Aug. 7, 2003           500,000               --               --         0.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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

Notes to Financial Statements (continued)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Firsthand Technology Value Fund (cont'd)

Security                              Acquisition Date         Shares           Cost            Value       % Net Assets
------------------------------------------------------------------------------------------------------------------------
Clarisay, Inc. Warrants
  09/12/2005                           Sept. 12, 2003         250,000       $       --      $       --         0.00%
Clarisay, Inc. Warrants
  09/19/2005                           Sept. 19, 2003         100,000               --              --         0.00%
Clarisay, Inc. Warrants
  11/10/2005                           Nov. 10, 2003          500,000               --              --         0.00%
Global Locate, Inc.
  Series A P/S                          Oct. 5, 2001        5,861,664        5,000,000       5,775,498         0.66%
Global Locate, Inc.
  Series A P/S                         Mar. 28, 2002          169,232          144,355         166,744         0.02%
Global Locate, Inc.
  Series C P/S                          May 15, 2003        1,111,111        1,000,000       1,000,000         0.11%
Global Locate, Inc.
  Series C Warrants                     May 15, 2003          370,370               --           3,704         0.00%
Global Locate, Inc.
  Common Stock Warrants                Sept. 8, 2003           75,000               --             375         0.00%
IP Unity, Inc. Series C P/S            Jul. 27, 2001        1,104,265        1,987,677       1,747,389         0.20%
Luminous Networks, Inc.
  Series D P/S                          May 31, 2001          868,710        1,816,299         937,642         0.11%
Luminous Networks, Inc.
  Series E P/S                         Oct. 16, 2003          434,724          184,410         184,410         0.02%
Luminous Networks, Inc.
  Series D Warrants                    Dec. 31, 2003          144,785               --              --         0.00%
LuxN, Inc. C/S                         Dec. 20, 2000          362,757        5,187,425              --         0.00%
Maple Optical Systems, Inc.
  Series A-1 P/S                       Jul. 31, 2002        5,714,285        2,000,000              --         0.00%
Maple Optical Systems, Inc.
  Series A-1 P/S                        Aug. 9, 2001        4,637,769        1,623,219              --         0.00%
NanoMuscle, Inc. Series C              Aug. 29, 2003        1,250,000        1,250,000       1,250,000         0.14%
NanoMuscle, Inc. Series C
  Anti-Dilution Warrants               Aug. 29, 2003                1               --              --         0.00%
NanoMuscle, Inc. Series C
  Performance Warrants                 Aug. 29, 2003                1               --              --         0.00%
Polaris Networks, Inc.
  Series A P/S                         Nov. 16, 2001          297,848          297,848          33,836         0.00%
Silicon Genesis Corp.
  Series D P/S                         Apr. 30, 2002          705,840*       7,999,994         791,900         0.09%
Silicon Genesis Corp.
  Series D Warrants                    Apr. 30, 2002           26,469*              --              26         0.00%
Silicon Genesis Corp.
  Series 1-E P/S                        Nov. 4, 2003        4,071,226        4,315,500       4,315,500         0.49%
Silicon Genesis Corp.
  Series 1-E Warrants                  Oct. 31, 2003        1,257,859               --         334,339         0.04%
Silicon Genesis Corp.
  Common Stock Warrants                 Nov. 4, 2003           37,982               --              38         0.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 57

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Firsthand Technology Innovators Fund

Security                              Acquisition Date         Shares           Cost            Value       % Net Assets
------------------------------------------------------------------------------------------------------------------------
AuthenTec, Inc. Series C P/S             Apr. 4, 2003          736,248      $  369,000      $  369,000         0.42%
AuthenTec, Inc. Series C
  Warrants                               Apr. 4, 2003          196,333              --           1,963         0.00%
Centerpoint Broadband
  Technologies, Inc.
  Series D P/S                          Oct. 24, 2000           27,092         292,052              --         0.00%
Clarisay, Inc. Series B P/S             Jan. 24, 2001        2,861,519       2,618,290              --         0.00%
Clarisay, Inc. 8.00%
  05/08/2005 C/N                         May 8, 2003           500,000         500,000         214,285         0.24%
Clarisay, Inc. Warrants
  05/08/2005                             May 8, 2003           500,000              --              --         0.00%
Clarisay, Inc. 8.00%
  09/19/2005 C/N                        Sept. 19, 2003         150,000         150,000          64,285         0.07%
Clarisay, Inc. Warrants
  09/19/2005                            Sept. 19, 2003         150,000              --              --         0.00%
Clarisay, Inc. 8.00%
  10/10/2005 C/N                        Oct. 10, 2003          500,000         500,000         214,285         0.24%
Clarisay, Inc. Warrants
  10/10/2005                            Oct. 10, 2003          500,000              --              --         0.00%
Clarisay, Inc. Warrants
  12/31/2010                            Dec. 31, 2003          109,290              --              --         0.00%
Innovion Corp. Series C P/S             Feb. 23, 2001        1,500,000       3,000,000       1,675,650         1.90%
Innovion Corp. 8.00%
  03/07/2005 C/N                        Dec. 30, 2003          602,577         602,577         602,577         0.68%
Innovion Corp. Warrants                 Dec. 30, 2003          602,577              --             603         0.00%
IP Unity, Inc. Series C P/S             Jul. 27, 2001        1,117,957       2,012,323       1,769,055         2.01%
Luminous Networks, Inc.
  Series D P/S                           May 31, 2001        1,522,719       3,183,701       1,643,546         1.87%
Luminous Networks, Inc.
  Series E P/S                          Oct. 16, 2003          762,008         323,244         323,244         0.37%
Luminous Networks, Inc.
  Series D Warrants                     Dec. 31, 2003          253,787              --              --         0.00%
  LuxN, Inc. C/S                        Dec. 20, 2000          336,544       4,812,579              --         0.00%
Maple Optical Systems, Inc.
  Series A-1 P/S                         Aug. 9, 2001        9,647,945       3,376,781              --         0.00%
  NanoMuscle, Inc. Series C             Aug. 29, 2003        1,250,000       1,250,000       1,250,000         1.42%
NanoMuscle, Inc. Series C
  Anti-Dilution Warrants                Aug. 29, 2003                1              --              --         0.00%
NanoMuscle, Inc. Series C
  Performance Warrants                  Aug. 29, 2003                1              --              --         0.00%
  NuTool, Inc. Series D P/S             Oct. 22, 2001          533,503       2,085,996         847,950         0.96%
Polaris Networks, Inc.
  Series A P/S                          Nov. 16, 2001          702,152         702,152          79,765         0.09%
Silicon Optix, Inc. Series B P/S         Nov. 7, 2003        1,111,111       1,000,000       1,000,000         1.14%

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--------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                                               December 31, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Firsthand Technology Innovators Fund (cont'd)

Security                              Acquisition Date         Shares           Cost            Value       % Net Assets
------------------------------------------------------------------------------------------------------------------------
Silicon Genesis Corp.
  Series C P/S                         Mar. 8, 2001            155,556*     $3,248,023      $  284,217         0.32%
Silicon Genesis Corp.
  Series 1-E P/S                       Nov. 4, 2003          1,633,254       1,731,249       1,731,249         1.96%
Silicon Genesis Corp.
  Series 1-E Warrants                  Feb. 26, 2003            94,339               0             944         0.00%

C/S   Common Stock
P/S   Preferred Stock
C/N   Convertible Note
* The share amount has been adjusted to reflect a reverse stock split that occurred during the year ended December 31, 2003.

8. Risks

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser's control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

9. Rule 12b-1 Plan

The Trust has a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") with respect to the Advisor Class shares of the Funds that was adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, in consideration of the services to be provided and the expenses to be incurred by the Trust's distributor (the "Distributor") for any activities or expenses primarily intended to result in the sale of the Advisor Class shares of a Fund, the Fund shall pay to the Distributor a fee at the aggregate rate of 0.25% per year of the average daily net assets of the Advisor Class shares of the Funds. As of December 31, 2003, none of the Funds offer Advisor Class shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 59

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

10. Fund Reorganization

On December 27, 2002, Firsthand Technology Value Fund (the "Acquiring Fund") acquired the assets and assumed the liabilities of Firsthand Communications Fund (the "Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of Changes in Net Assets. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                                         Total net assets            Acquired Fund
Total net assets           Total net assets              of Acquiring Fund            unrealized
of Acquired Fund           of Acquiring Fund             after acquisition           depreciation
==================================================================================================
  $24,246,552                $477,555,846                  $501,802,398               $45,450,144

Additional Information (unaudited)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the "SAI") includes additional information about the Funds' trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675, option 2. The address for each of the persons named below is 125 South Market, Suite 1200, San Jose, CA 95113.

Name, Year              Term of            Principal                               Number of         Other
of Birth,               Office             Occupation(s)                           Funds in Fund     Trusteeships
Position(s)             and Length         During Past Five                        Complex           Held by
Held With               of Time            Years                                   Overseen by       Trustees
Funds                   Served (1)                                                 Trustee
-----------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

MICHAEL T.              SINCE              Mr. Lynch is currently self-employed. He    FIVE              NONE
LYNCH                   1994               was VP of Sales and Business
(1961)                                     Development of AlphaOmega Soft, Inc.
TRUSTEE                                    (a manufacturer of software) from 2002
                                           through 2003. Mr. Lynch served as VP
                                           of Sales and Business Development at
                                           Picture IQ Corporation (a manufacturer
                                           of digital imaging software) from 1999
                                           through 2002. Mr. Lynch served as a
                                           Product Manager for Iomega Corp. (a
                                           manufacturer of computer peripherals)
                                           from 1995 through 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO]Firsthand(R)

                                                               December 31, 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Name, Year                     Term of      Principal                                  Number of         Other
of Birth,                      Office       Occupation(s)                              Funds in Fund     Trusteeships
Position(s)                    and          During Past Five                           Complex           Held by
Held With                      Length of    Years                                      Overseen by       Trustees
Funds                          Time                                                    Trustee
                               Served (1)
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONT'D)

JERRY WONG                     SINCE        Mr. Wong serves as CFO for                  FIVE              NONE
(1951)                         1999         Companion Worlds, Inc. (a
TRUSTEE                                     manufacturer of hardware/software to
                                            facilitate fitness and health maintenance)
                                            from June 2003 to present. Mr. Wong
                                            also serves as a consultant from October
                                            2002 to present. Mr. Wong served as
                                            VP of Finance and EVP of U.S.
                                            Operations of Poet Holdings, Inc. (a
                                            manufacturer of software) from 1995 to
                                            2002.

---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

KEVIN M. LANDIS (2)            SINCE        Mr. Landis is President and Chief           FIVE              NONE
(1961)                         1994         Investment Officer and a Director of
TRUSTEE/PRESIDENT                           Firsthand Capital Management, Inc. and
                                            has been a portfolio manager with
                                            Firsthand Capital Management, Inc.
                                            since May 1994. From 1998 through
                                            2001, he was also the President and
                                            CEO of Silicon Capital Management LLC.

---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

YAKOUB                         SINCE        Mr. Bellawala is VP of Business Process     N/A               NONE
BELLAWALA (3)                  2003         Development for Firsthand Capital
(1965)                                      Management, Inc. (FCM) from August
SECRETARY                                   2002 to present. He was VP of
                                            Business Development for FCM from
                                            1999 to 2002. He was also COO of
                                            FCM from 1996 to1999. He was
                                            Treasurer of Firsthand Funds from 1996
                                            to 2003.

OMAR                           SINCE        Mr. Billawala is COO and CFO of             N/A               NONE
BILLAWALA (3)                  2003         Firsthand Capital Management, Inc.
(1961)                                      (FCM) from 1999 to present. He was
TREASURER                                   the COO and CFO of Silicon Capital
                                            Management LLC from 1999 to 2001.
                                            He was also Secretary of Firsthand
                                            Funds from 2000 to 2003. Prior to that,
                                            he was an associate at the law firm of
                                            Paul, Hastings, Janofsky & Walker LLP
                                            from 1997 to 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
(1) Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Adviser.
(3)   Mr. Bellawala and Mr. Billawala are brothers.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                         2003 Annual Report | 61

[LOGO]Firsthand(R)

Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com

Investment Adviser

Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113
www.firsthandcapital.com

Distributor

ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, CO 80202

Transfer Agent

State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

[LOGO]Firsthand(R)

Item 2. Code of Ethics.

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's code of ethics is filed as Exhibit 11(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees (the "Board") has determined that the registrant has at least one "audit committee financial expert" as defined in
Item 3 of Form N-CSR serving on its Audit Committee. Mr. Jerry Wong, an independent trustee for purposes of this Item 3, was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ending December 31, 2003 and December 31, 2002, the aggregate audit fees billed for professional services rendered by the principal accountant were $96,000 and $96,000, respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant's registration statement on Form N-1A to be filed with the Securities and Exchange Commission;
(3) review of the amendment to the registration statement; and (4) issuance of a Report on Internal Control for inclusion in the registrant's Form N-SAR.

(b) Audit-Related Fees

For the fiscal years ending December 31, 2003 and December 31, 2002, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees

For the fiscal years ending December 31, 2003 and December 31, 2002, the aggregate tax fees billed for professional services rendered by the principal accountant were $10,000 and $10,000, respectively. Services include the review of income and excise tax returns for the registrant.

(d) All Other Fees

For the fiscal year ending December 31, 2003, the aggregate fees billed for professional services rendered by the principal accountant in connection with its audit of the registrant's anti-money laundering program was $1,500.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting. Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to: reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2) Percentages of Services

One hundred percent of the services  described in each of paragraphs (b) through
(d) of this Item were approved by the registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ending December 31, 2003 and December 31, 2002, the aggregate non-audit fees billed for services rendered to the registrant by the principal accountant were $11,500 and $10,000, respectively.

(h) Not applicable.

Item 5. Disclosure of Audit Committees for Listed Companies.

Not applicable to the registrant.

Item 6. [Reserved by SEC for future use.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 9. Submission of Matters to a Vote of Security Holders.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the 1940 Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRSTHAND FUNDS


By: /s/ Kevin M. Landis
    ------------------------------------
    Kevin M. Landis
    President

Date: February 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin M. Landis
    ------------------------------------
    Kevin M. Landis
    President

Date: February 26, 2004


By: /s/ Omar Billawala
    ------------------------------------
    Omar Billawala
    Treasurer

Date: February 26, 2004

                                  EXHIBIT INDEX

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)

(b) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act. (EX-99.906CERT)